EXHIBIT 99.2

Supplemental Financial Information
June 30, 2008
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Condensed Consolidated Statements of Income and Comprehensive Income	2
Condensed Consolidated Balance Sheets	3
Summary Operating Data	4 - 5
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Fee Income From Real Estate Joint Ventures & Partnerships
Property
Net Operating Income Including Joint Ventures
Joint Venture Reporting	6 - 9
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships
Summary Balance Sheet Information	10
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	11 - 12
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	13 - 14
Tenant Diversification
Lease Expirations
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	15 - 37
Property Investment Summary
Acquisition Summary
Disposition Summary
New Development Properties (by Stabilization)
Total Net Operating Income at Pro rata Share by Geographic Region
Average Base Rents by CBSA
Property Listing

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that WRI’s expectations will be realized.

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of June 30, 2008, we owned or operated under long-term leases, interests in 377 developed income-producing properties and 37 new development properties (including 9 which are income-producing), which are located in 23 states that span the United States from coast to coast. Included in the portfolio are 334 shopping centers, 77 industrial projects, and 3 other operating properties. Our interests in these properties aggregated approximately
48.3 million square feet of leasable area. Our properties were 93.6% leased as of June 30, 2008, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Dallas, TX
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF

Weingarten Realty Investors
Condensed Consolidated Statements of Income and Comprehensive Income
(in thousands, except per share amounts)
(as reported)

	Three Months Ended		Six Months Ended
	June 30,		June 30,		Twelve Months Ended December 31,
	2008	2007	2008	2007	2007	2006	2005	2004

Revenues:
Rentals	$151,196	$139,053	$301,491	$277,709	$574,125	$520,120	$471,209	$423,256
Other	3,428	3,163	6,150	5,176	13,294	6,767	6,180	8,167
Total	154,624	142,216	307,641	282,885	587,419	526,887	477,389	431,423

Expenses:
Depreciation and amortization	39,538	31,506	82,396	62,718	129,094	118,638	108,161	96,369
Operating	26,666	24,479	53,105	47,214	104,266	86,154	71,460	66,956
Ad valorem taxes	17,622	16,305	35,544	32,174	66,850	60,888	54,840	48,556
General and administrative	7,104	6,504	13,958	13,113	26,979	23,801	17,379	16,122
Impairment loss								3,200
Total	90,930	78,794	185,003	155,219	327,189	289,481	251,840	231,203

Operating Income	63,694	63,422	122,638	127,666	260,230	237,406	225,549	200,220
Interest Expense	(38,474)	(35,624)	(73,954)	(71,713)	(148,829)	(145,374)	(129,160)	(116,142)
Interest and Other Income	1,699	3,044	2,748	4,756	8,486	9,044	2,854	1,389
Loss on Redemption of Preferred Shares								(3,566)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)	5,139	4,273	10,386	7,620	19,853	14,655	6,610	5,384
Income Allocated to Minority Interests	(2,627)	(3,497)	(4,453)	(4,675)	(10,237)	(6,414)	(6,060)	(4,928)
Gain (Loss) on Sale of Properties	132	(65)	144	2,024	4,086	22,493	22,306	1,562
Gain on Land and Merchant Development Sales	6,303	3,285	6,822	3,951	16,385	7,166	804
Provision for Income Taxes	(1,543)	(1,012)	(2,290)	(1,003)	(4,073)	(1,366)
Income From Continuing Operations	34,323	33,826	62,041	68,626	145,901	137,610	122,903	83,919
Operating Income From Discontinued Operations	683	1,407	1,989	5,136	8,457	21,906	31,291	32,579
Gain on Sale of Properties From Discontinued Operations	41,093	40,544	49,463	53,400	83,659	145,494	65,459	24,883
Income From Discontinued Operations	41,776	41,951	51,452	58,536	92,116	167,400	96,750	57,462
Net Income	76,099	75,777	113,493	127,162	238,017	305,010	219,653	141,381
Preferred Share Dividends	(8,110)	(5,775)	(16,728)	(10,503)	(25,375)	(10,101)	(10,101)	(7,470)
Redemption Costs of Preferred Shares	(990)		(990)
Net Income Available to Common Shareholders	$66,999	$70,002	$95,775	$116,659	$212,642	$294,909	$209,552	$133,911
Net Income Per Common Share - Basic	$0.80	$0.81	$1.14	$1.35	$2.49	$3.36	$2.35	$1.55
Net Income Per Common Share - Diluted	$0.79	$0.79	$1.13	$1.32	$2.44	$3.27	$2.31	$1.54

(a) See Page 7 for the Company's pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	June 30,	December 31,
	2008	2007
ASSETS

Property	$5,007,361	$4,972,344
Accumulated Depreciation	(791,929)	(774,321)
Property Held for Sale, net	373
Property, net	4,215,805	4,198,023

Investment in Real Estate Joint Ventures and Partnerships (a)	309,252	300,756
Total	4,525,057	4,498,779

Notes Receivable from Real Estate Joint Ventures and Partnerships	151,057	81,818
Unamortized Debt and Lease Costs	120,116	114,969
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $9,117 in 2008 and $8,721 in 2007)	83,262	94,607
Cash and Cash Equivalents	40,427	65,777
Restricted Deposits and Mortgage Escrows	34,018	38,884
Other	120,507	98,509
Total	$5,074,444	$4,993,343

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$3,187,622	$3,165,059
Accounts Payable and Accrued Expenses	160,223	155,137
Other	88,860	104,439
Total	3,436,705	3,424,635

Minority Interest	158,489	96,885

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2008 and 2007; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2008 and 2007; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; 140 and 80 shares outstanding in 2008 and 2007; liquidation preference $350,000 in 2008 and $200,000 in 2007	4	2
Variable-rate Series G cumulative redeemable preferred shares of beneficial interest, 80 shares issued; 32 and 80 shares outstanding in 2008 and 2007; liquidation preference $80,000 in 2008 and $200,000 in 2007	1	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 83,993 in 2008 and 85,146 in 2007	2,531	2,565
Treasury Shares of Beneficial Interest - par value, $.03 per share; none in 2008 and 1,370 shares outstanding in 2007		(41)
Accumulated Additional Paid-In Capital	1,448,162	1,442,027
Net Income in Excess of Accumulated Dividends	50,363	42,739
Accumulated Other Comprehensive Loss	(21,815)	(15,475)
Shareholders' Equity	1,479,250	1,471,823
Total	$5,074,444	$4,993,343

(a) This represents the Company's investment of its unconsolidated real estate joint ventures and partnerships. See page 7 for additional information.

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Funds from Operations
Numerator:
Net income available to common shareholders	$66,999	$70,002	$95,775	$116,659
Depreciation and amortization	37,951	31,902	80,253	63,881
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,021	2,536	5,561	4,593
Gain on sale of properties	(41,231)	(38,253)	(48,967)	(53,198)
Gain on sale of properties of unconsolidated real estate joint ventures and partnerships			(14)
Funds from Operations - Basic	66,740	66,187	132,608	131,935
Funds from operations attributable to operating partnership units	1,147	1,103	2,299	2,209
Funds from Operations - Diluted	$67,887	$67,290	$134,907	$134,144

Denominator:
Weighted average shares outstanding - Basic	83,742	86,274	83,710	86,140
Effect of dilutive securities:
Share options and awards	663	1,011	577	1,063
Operating partnership units	2,361	2,450	2,381	2,565
Weighted average shares outstanding - Diluted	86,766	89,735	86,668	89,768

Funds from Operations per Share - Basic	$0.80	$0.77	$1.58	$1.53

Funds from Operations Per Share - Diluted	$0.78	$0.75	$1.56	$1.49

Growth in Funds from Operations per Share - Diluted ***		4.0%		4.7%

Dividends
Common Dividends per Share	$0.525	$0.495	$1.050	$0.990

Common Dividends Paid as a % of Funds from Operations	66.1%	64.7%	66.5%	64.9%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.6%	4.6%	4.5%	4.6%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.12%	0.24%	0.24%

Net Operating Income *
Same Property NOI Growth: **
Cash Basis
Retail	2.0%	3.4%	1.3%	3.5%
Industrial	2.3%	2.2%	2.2%	2.3%
Total	2.0%	3.3%	1.4%	3.4%

*
Includes the Company's share of unconsolidated real estate joint ventures and partnerships and excludes its partners' share of consolidated real estate joint ventures and partnerships ("Pro rata Share").

**	Same Property NOI Growth excludes the effect of lease cancellation income and straight-line rent adjustments, but does include provisions for uncollectible amounts and related recoveries.

***
Upon the redemption of the series G preferred shares in June 2008, the related issuance costs of $1.0 million were reported as a deduction in arriving net income available to common shareholders. Excluding the effects of this adjustment, growth in funds from operations per share - diluted would have been 5.3% and 5.4% for the three and six months ended June 30, 2008.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition.  Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.  FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Rentals
Base minimum rent, net	$115,994	$107,217	$230,259	$214,060
Straight line rent	2,666	2,607	5,348	4,763
Over/Under-market rentals, net	762	601	1,652	1,386
Percentage rent	1,069	1,361	2,621	3,063
Tenant reimbursements	30,705	27,267	61,611	54,437
Total	$151,196	$139,053	$301,491	$277,709

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Interest Expense
Interest paid or accrued	$45,111	$44,062	$87,370	$87,808
Over-market mortgage adjustment	(1,675)	(1,802)	(3,276)	(3,604)
Gross interest expense	43,436	42,260	84,094	84,204
Less:
Capitalized interest	(4,962)	(6,636)	(10,140)	(12,491)
Interest expense	$38,474	$35,624	$73,954	$71,713

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,808	$1,267	$3,440	$2,320
Non-Recurring	95	811	95	831
Total	$1,903	$2,078	$3,535	$3,151

			June 30,	December 31,
			2008	2007
Property
Land			$973,958	$974,145
Land held for development			61,200	62,033
Land under development			226,571	223,827
Buildings and improvements			3,489,041	3,533,037
Construction in-progress			256,591	179,302
Total			$5,007,361	$4,972,344

Net Operating Income including Joint Ventures
			Six Months Ended
			June 30, 2008

Revenues			$307,641
Operating expense			(53,105)
Ad valorem taxes			(35,544)
Total			218,992

Net Operating Income from Discontinued Operations			3,113

Prorata Share of Unconsolidated Joint Ventures
Revenues			22,169
Operating expense			(3,571)
Ad valorem taxes			(2,570)
Total			16,028

Minority Interests Share of Net Operating Income and Other Adjustments			(5,691)

Net Operating Income including Joint Ventures			$232,442

Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007

Revenues:
Base minimum rent, net	$27,954	$25,112	$55,867	$46,613
Straight line rent	1,108	1,188	1,852	1,971
Over/Under-market rentals, net	1,199	1,189	2,605	2,338
Percentage rent	162	85	366	219
Tenant reimbursements	7,592	6,810	15,436	13,408
Other income	1,635	883	2,197	1,937
Total	39,650	35,267	78,323	66,486

Expenses:
Depreciation and amortization	10,613	8,533	19,231	15,536
Interest	5,396	5,396	9,317	10,486
Operating	6,665	5,173	12,928	9,788
Ad valorem taxes	4,566	4,278	9,354	8,333
General and administrative	712	180	977	345
Total	27,952	23,560	51,807	44,488

Gain (loss) on land and merchant development sales	(5)		490
Gain on sale of properties			38
Net income	$11,693	$11,707	$27,044	$21,998

			June 30,	December 31,
			2008	2007
ASSETS

Property			$1,740,490	$1,660,915
Accumulated depreciation			(88,425)	(71,998)
Property, net			1,652,065	1,588,917

Other assets			224,622	238,166

Total			$1,876,687	$1,827,083

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt			$376,358	$378,206
Amounts payable to Weingarten Realty Investors			153,952	87,191
Other liabilities			125,437	138,150
Accumulated equity			1,220,940	1,223,536

Total			$1,876,687	$1,827,083

Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007

Revenues:
Base minimum rent, net	$8,076	$7,682	$15,986	$14,037
Straight line rent	411	431	645	644
Over/Under-market rentals, net	253	273	515	536
Percentage rent	43	41	106	82
Tenant reimbursements	2,152	2,028	4,385	3,941
Other income	554	320	532	733
Total	11,489	10,775	22,169	19,973

Expenses:
Depreciation and amortization	3,021	2,536	5,561	4,593
Interest	1,542	1,571	2,355	3,074
Operating	1,815	1,516	3,571	2,889
Ad valorem taxes	1,260	1,228	2,570	2,350
General and administrative	248	55	331	127
Total	7,886	6,906	14,388	13,033

Gain (loss) on land and merchant development sales	(2)		180
Gain on sale of property			14

Net Income **	$3,601	$3,869	$7,975	$6,940

	June 30,	December 31,
	2008	2007
ASSETS

Property	$492,868	$456,007
Accumulated depreciation	(31,362)	(26,604)
Property, net	461,506	429,403

Other assets	88,301	89,310
Total	$549,807	$518,713

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$115,494	$115,967
Amounts payable to Weingarten Realty Investors	73,848	40,852
Other liabilities	49,467	53,315
Total	238,809	210,134

Accumulated equity	310,998	308,579

Total	$549,807	$518,713

** Net income from unconsolidated real estate joint ventures and partnerships	$ 7,975
Intercompany fee income reclass	2,486
Other adjustments	(75)
Equity in earnings of real estate joint ventures and partnerships, net	$ 10,386

Notes:

The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI's ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
June 30, 2008
(In Thousands)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings of Unconsolidated JVs

TIAA Florida Retail LLC	7	1,258	$342,650	$-	20.0%	$-	$65,445	$1,527
AEW SRP, LLC	10	895	174,506	105,285	25.0%	26,321	14,561	(41)
Collins	8	1,097	149,165	11,913	50.0%	5,957	58,101	1,559
AEW - Institutional Client	6	523	137,470	70,207	20.0%	14,041	12,428	308
BIT Retail	3	715	160,124	-	20.0%	-	31,134	772
BIT Investment Thirty-Six, LP	12	4,068	232,299	24,905	20.0%	4,981	34,201	572
Eagle AN, LP	7	2,050	52,048	35,733	20.0%	7,147	-	72

Other	24	3,207	628,426	128,315	44.5%	57,047	93,383	5,617

Total	77	13,814	$1,876,687	$376,358	26.9%	$115,494	$309,252	$10,386

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate.
AEW SPR, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Parnerships
June 30, 2008
(In Thousands)

Joint Venture Partner	Number of Properties	Mortgage Balance	Average Interest Rate (1)	Average Remaining Term (yrs)

TIAA Florida Retail LLC	7	$-	-	-
AEW SRP, LLC	10	105,285	5.7%	7.5
Collins	8	11,913	6.0%	13.0
AEW - Institutional Client	6	70,207	5.7%	5.7
BIT Retail	3	-	-	-
BIT Investment Thirty-Six, LP	12	24,905	6.4%	3.3
Eagle AN, LP	7	35,733	8.1%	2.2

Other	24	52,596	5.7%	5.2

Total	77	$300,640	6.1%	5.9

(1) All mortgages are fixed rate except for one of the "other" which has a variable rate mortgage ($3.4 million).

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	June 30,	December 31,
	2008	2007

Common Share Data
Closing Market Price	$30.32	$31.44

Dividend Yield	6.93%	6.30%

90-Day, Average Daily Trading Volume	360,811	468,050

Capitalization (As reported)
Debt	$3,187,622	$3,165,059
Preferred Shares	577,500	547,500
Common Shares at Market	2,546,668	2,633,917
Operating Partnership Units at Market	71,586	75,959
Total Market Capitalization	$6,383,376	$6,422,435

Debt to Total Market Capitalization	49.9%	49.3%

Capitalization (Pro rata)
Debt	$3,133,471	$3,242,349
Preferred Shares	577,500	547,500
Common Shares at Market	2,546,668	2,633,917
Operating Partnership Units at Market	71,586	75,959
Total Market Capitalization	$6,329,225	$6,499,725

Debt to Total Market Capitalization	49.5%	49.9%

Capital Availability
Unused Portion of $575 MM Revolver	$259,044	$310,793
Shelf Registration - $1 Billion Effective April 2003	85,430	85,430
Shelf Registration - $1.5 Billion Effective September 2004	1,150,000	1,300,000
Shelf Registration - $50 Million Effective September 2004	50,000	50,000
Total	$1,544,474	$1,746,223

Credit Ratings	S&P	Moody's

Senior Debt	BBB+	Baa1
Preferred Shares	BBB	Baa2

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

			2nd Quarter			4th Quarter
	June 30,		Weighted	December 31,		Weighted
	2008		Average Rate	2007		Average Rate
Outstanding Balance Summary (1)
Mortgage Debt	$1,009,537		6.60%	$1,035,578		7.19%
7% 2011 Bonds	200,000		7.00%	200,000		7.00%
3.95% Convertible Bonds (2)	575,000		3.95%	575,000		3.95%
Unsecured Notes Payable	1,063,867		5.83%	1,065,867		5.87%
Revolving Credit Agreements (3)	305,730		3.37%	255,000		5.54%
Industrial Revenue Bonds	3,763		3.71%	3,889		4.92%
Obligations under Capital Leases	29,725		6.06%	29,725		6.22%
Total Debt - As Reported	3,187,622		5.64%	3,165,059		6.08%
Less: Minority Partners' Interests	(169,645)			(38,677)
Plus: WRI Share of Unconsolidated Joint Ventures	115,494			115,967
Total Debt - Prorata Share	$3,133,471		5.61%	$3,242,349		6.06%

	June 30,			December 31,
	2008		% of Total	2007		% of Total
Fixed vs Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)

Fixed-rate debt	$2,760,538		88.1%	$2,919,947		90.1%
Variable-rate debt	372,933		11.9%	322,402		9.9%
Total	$3,133,471		100.0%	$3,242,349		100.0%

Secured vs Unsecured Debt (at Pro rata Share)
Secured Debt	$989,319		31.6%	$1,146,843		35.4%
Unsecured Debt	2,144,152		68.4%	2,095,506		64.6%
Total	$3,133,471		100.0%	$3,242,349		100.0%

Coverage Ratios (at Pro rata Share trailing 4 quarters)
Fixed Charge Coverage	2.08	x		2.07	x
Interest Coverage	2.40	x		2.29	x
Debt Service Coverage	2.35	x		2.24	x

	As		Prorata
	Reported		Share
Weighted Average Interest Rates (1)
Three months ended 06/30/08	5.64%		5.61%
Six months ended 06/30/08	5.65%		5.63%
Twelve months ended 12/31/07	6.08%		6.07%

(1)			Weighted average interest rates exclude the effects of FAS 141 and loan costs related to financing.

(2)			The convertible bonds mature August 1, 2026 with a five year option to redeem anytime after August 2011 and an initial conversion price of $49.075 per share.

(3)			Weighted average revolving interest rate excluding the effect of the commitment fee was 2.99% in second quarter 2008 and 5.23% in fourth quarter 2007.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at June 30, 2008

	As Reported		Pro rata Share
	Maturities	Rate (6)	Maturities	Rate (6)	Floating Rate	Fixed Rate
2008 (1)	66,074	6.72%	67,999	6.74%	4,743	63,256
2009	113,506	6.47%	113,282	6.56%	9,795	103,487
2010 (2)	128,749	6.44%	137,538	6.48%	745	136,793
2011	316,893	6.73%	310,562	6.77%	488	310,074
2012	335,317	5.51%	337,901	5.55%	679	337,222
2013	334,984	5.70%	287,084	5.65%	841	286,243
2014	375,128	5.36%	386,400	5.38%	3,102	383,298
2015	249,943	6.04%	217,223	5.63%	1,124	216,099
2016	143,517	5.88%	172,992	5.61%	1,296	171,696
2017	29,680	5.59%	33,657	5.52%	1,456	32,201
Thereafter (3)	741,104	4.55%	716,094	4.38%	30,793	685,301
Subtotal	2,834,895		2,780,732		55,062	2,725,670

Revolvers (4)	305,730	3.85%	305,730	3.85%	305,730
Other (5)	46,997		47,009			47,009
Swap Maturities:
2014					50,000	(50,000)
2029					(37,859)	37,859
Total	$3,187,622	5.65%	$3,133,471	5.63%	$372,933	$2,760,538

(1) Includes $2.6 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2) Includes $9.7 million of MTN's maturing 2028 with 12 and 20 year put options.
(3) Includes $575 million of Convertible debt maturing in 2026 with a 5 year redemption option.
(4) Includes the effect of the commitment fee.
(5) Other includes capital leases, FAS 141 adjustment and market value of swaps.
(6) Interest rates exclude the effects of FAS 141 and loan costs related to financing.

Tenant Diversification by Percent of Rental Revenues at Pro rata Share
(in thousands, except percentages and # of units)

				% of
				Pro rata
			# of Units	Rental	Square
Rank	Tenant Name	DBA’s		Revenue	Feet

1	THE KROGER CO.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	30	2.28%	1,606

2	T.J.X. COMPANIES, INC.	T.J. Maxx, Marshalls, Home Goods	32	1.54%	809

3	ROSS STORES, INC.	Ross Dress for Less	32	1.41%	707

4	SAFEWAY, INC.	Safeway, Randalls, Von's	20	1.37%	989

5	HOME DEPOT, INC.		7	1.16%	806

6	PUBLIX SUPER MARKETS, INC.		21	1.14%	734

7	OFFICE DEPOT, INC.		26	1.00%	525

8	BLOCKBUSTER VIDEO		51	0.87%	261

9	PETSMART, INC.		18	0.86%	336

10	GAP, INC.	Gap, Old Navy, Banana Republic	19	0.84%	297

11	BARNES & NOBLE INC.	Barnes & Noble, Bookstop Booksellers	11	0.79%	252

12	CIRCUIT CITY		8	0.78%	293

13	PETCO ANIMAL SUPPLIES, INC.		23	0.74%	264

14	H E BUTT GROCERY		6	0.63%	375

15	OFFICE MAX INC.		12	0.62%	269

16	BED BATH & BEYOND, INC.		17	0.58%	323

17	LINENS 'N THINGS, INC.		10	0.58%	251

18	HARRIS TEETER		6	0.55%	287

19	TOYS 'R' US		9	0.54%	312

20	RALEY'S	Raley's Bel Air Markets	6	0.53%	331

21	STAPLES		11	0.52%	258

22	ACADEMY SPORTS & OUTDOORS		5	0.51%	567

23	DOLLAR TREE STORES, INC.	Dollar Tree, Greenbacks	29	0.50%	264

24	BEST BUY, INC.		9	0.49%	210

25	FOOD LION		9	0.44%	335

	Total		427	21.31%	11,661

Leasing Information
(in thousands, except percentages and # of units and leases, pro rata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Prorata		Prorata		Prorata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2008	3.19%	3.29%	7.80%	7.92%	4.32%	3.81%
2009	11.51%	11.57%	18.56%	18.11%	13.25%	12.30%
2010	13.31%	14.64%	18.85%	19.77%	14.68%	15.22%
2011	13.87%	14.90%	12.01%	13.54%	13.41%	14.75%
2012	11.80%	12.89%	17.10%	16.11%	13.11%	13.25%
2013-2017	28.28%	28.06%	23.83%	22.56%	27.18%	27.44%
2018-2027	16.39%	13.44%	1.85%	1.99%	12.80%	12.14%

Leasing Production - New Leases and Renewals

		Number		Increase
		of Leases	Square Feet	in Base Rent
Three Months Ended
June 30, 2008
Retail		280	1,014	13.1%
Industrial		40	536	6.8%
Total		320	1,550	12.2%

Three Months Ended
June 30, 2007
Retail		260	923	13.5%
Industrial		55	380	7.2%
Total		315	1,303	12.6%

Six Months Ended
June 30, 2008
Retail		519	2,101	13.2%
Industrial		89	1,179	7.6%
Total		608	3,280	12.3%

Six Months Ended
June 30, 2007
Retail		516	2,123	11.8%
Industrial		103	1,289	5.2%
Total		619	3,412	10.5%

Average Minimum Rent per Square Foot

	Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Retail	$12.96	$12.73	$12.57	$12.37	$12.29
Industrial	$4.91	$4.92	$4.86	$4.90	$4.85

Occupancy	Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Shopping Center Portfolio	94.2%	94.8%	95.1%	95.2%	95.6%
Industrial Portfolio	91.9%	90.7%	92.0%	94.5%	94.6%
Total Portfolio	93.6%	93.7%	94.4%	95.1%	95.3%

Note: A space is considered occupied upon execution of a lease agreement.

Property Information
(in thousands at pro rata share)

Property Investment Summary
		New	Major	All
	Acquisitions	Development	Repairs	Other	Total

Six Months Ended 6/30/2008	$2,685	$113,474	$9,781	$40,959	$166,898
Year Ended 12/31/2007	565,427	218,239	18,236	64,035	865,938
Year Ended 12/31/2006	602,987	166,999	14,338	32,757	817,081
Year Ended 12/31/2005	358,990	33,171	12,858	36,791	441,810
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329

Weingarten Realty Investors
Acquisition Summary
(in thousands at pro rata share)

		Sq. Ft.
		of Bldg. Area	Date	Total
Center	City/State	at 100%	Acquired	Investment	Yield

Wholly-Owned Acquisitions

Shopping Centers

Kirby Strip Center	Houston, TX	10	05/27/08

Joint Venture Acquisitions

Shopping Centers

Shoppes of Port Charlotte (25%)	Port Charlotte, FL	4	01/08/08

Grand Total Acquisitions (Y-T-D)		14		$2,685	6.64%

Weingarten Realty Investors
Disposition Summary
(in thousands at pro rata share)

		Sq. Ft.			Weighted
		of Bldg. Area	Date	Sales	Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Operating Property Sales

Shopping Centers

Eastpark Shopping Center	Houston, TX	113	2/1/08
Ralph's Center	Redondo Beach, CA	60	3/11/08
Southcliff Shopping Center	Fort Worth, TX	116	4/7/08
Park Terrace Shopping Center	De Ridder, LA	131	5/28/08
Brodie Oaks	Austin, TX	227	6/20/08
Northway Shopping Center	Houston, TX	217	6/25/08
Subtotal - Shopping Centers		864

Industrial

Wells Branch Corporate Center	Austin, TX	59	5/8/08
Subtotal - Industrial		59

Total Operating Property Sales (Y-T-D)		923		$105,835	7.68%

Land and Merchant Development Sales

Shopping Centers

Green Valley Ranch - KFC	Denver, CO		1/9/08
Eastpark - Land	Houston, TX		1/31/08
Westwood Center - Firstmark Credit Union	San Antonio, TX		3/14/08
Clermont Landing - Red Lobster	Clermont, FL		4/14/08
Clermont Landing - Olive Garden	Clermont, FL		4/14/08
Harrison Pointe Shopping Center - Undeveloped Pad	Clermont, FL		4/15/08
Rock Prairie Marketplace - Undeveloped Pad	College Station, TX		5/6/08
Shoppes of Caverness Farms - Red Robin	Wake Forest, NC		5/20/08
Waterford Shopping Center - Undeveloped Pad	Leland, NC		5/27/08
US 290 at Gessner - Rudy's BBQ and Country Store	Houston, TX		5/29/08
Westwood Center - Arby's	San Antonio, TX		6/6/08
Bridges at Smoky Hill - Undeveloped Pad	Centennial, CO		6/17/08
Raintree Ranch Shopping Center - Panda Express	Chandler, AZ		6/26/08

Total Land and Merchant Development Sales (Y-T-D)				$12,331

Grand Total				$118,166

Weingarten Realty Investors
New Development Properties (By Stabilization)
(in thousands at pro rata share, except percentages)

					Total Square Feet of		Percent Leased (1)		Spent	Spent	Total Estimated Investment (2)			Est.
					Building		Net		Year-To-	Inception				Final	Estimated
				WRI	Area (1)		@		Date	to	WRI	Gross		ROI	Stabilized
	Center Name	Location	Anchors	Own %	(Gross)	Net	100%	Gross	2008	Date	Costs	Costs		%	Date
1	Raintree Ranch Center	Chandler (Phoenix),Arizona	Whole Foods	100.00%	140	137	97.2%	97.3%	1,740	29,526	29,526	29,526			1Q'08
2	Sharyland Towne Crossing*	Mission, Texas	Target #, HEB	50.00%	489	178	97.6%	98.2%	940	25,818	26,037	52,073			1Q'08
	Total Stabilized Properties				629	315	97.5%	98.0%	$2,680	$55,343	$55,563	$81,599
1	The Village at Liberty Lake*	Liberty Lake, Washington	Home Depot #	50.00%	159	0	100.0%	100.0%	0	175	0	0	(3)		2Q'08
2	Colonial Landing	Orlando, Florida	TSA, HH Greg, Bed Bath, PetSmart	50.00%	267	133	93.7%	93.7%	1,422	14,409	15,315	30,630			3Q'08
3	Railwood G - Global Stainless (Industrial)*	Houston, Texas	Sumotiomo	50.00%	211	105	100.0%	100.0%	2,801	2,801	5,686	11,372			4Q08
4	Jess Ranch Marketplace Phase II*	Apple Valley (Los Angeles),California	Winco #, Mervyn's	50.00%	308	107	90.5%	93.4%	2,919	16,366	18,826	37,652			4Q'08
	Total 2008 not yet Stabilized				944	346	94.6%	96.1%	$7,142	$33,751	$39,827	$79,654
1	Market at Sharyland Place*	Mission, Texas	Kohl's	50.00%	113	56	82.3%	82.3%	583	2,405	3,040	6,081			2009
2	Market at Nolana*	McAllen, Texas	Wal-Mart #	50.00%	263	24	55.1%	91.8%	427	4,697	4,265	8,530			2009
3	The Shoppes at Parkwood Ranch	Mesa (Phoenix),Arizona	Hobby Lobby	100.00%	121	108	67.0%	70.6%	2,816	7,954	18,766	18,766			2009
4	Phillips Crossing	Orlando, Florida	Whole Foods	100.00%	146	146	81.0%	81.0%	6,801	20,109	26,729	26,729			2009
5	ClayPoint Distribution Park (Industrial)	Houston, Texas	Pioneer	100.00%	359	359	16.7%	16.7%	7,049	7,985	19,047	19,047			2009
6	Phillips Village	Orlando, Florida	Wal-Mart #	100.00%	286	66	70.7%	93.2%	452	13,298	15,422	15,422			2009
7	Palm Coast Landing at Town Center	Palm Coast, Florida	Target #	50.00%	420	109	68.2%	83.5%	6,990	17,238	19,457	38,914			2009
8	Curry Ford Road	Orlando, Florida	McDonalds #	100.00%	21	11	0.0%	0.0%	-128	2,039	2,951	2,951			2009
9	Waterford	Leland (Wilmington),North Carolina	Harris Teeter	75.00%	118	74	68.1%	73.5%	1,263	9,129	10,888	14,518			2009
	Total 2009 Stabilizations				1,847	954	54.20%	70.5%	$26,254	$84,856	$120,565	$150,957
1	Westwood Center	San Antonio, Texas	Wal-Mart #	100.00%	244	91	4.0%	1.5%	2,408	12,845	16,482	16,482			2010
2	Mohave Crossroads	Bullhead City, Arizona	Target #, Kohl's #	100.00%	428	230	61.9%	79.5%	15,562	29,589	49,525	49,525			2010
3	Riverpoint at Sheridan*	Sheridan (Denver),Colorado	Costco #, Target #	50.00%	767	219	12.1%	49.8%	16,701	32,208	36,709	73,419			2010
4	Tomball Marketplace	Tomball (Houston),Texas	Academy #	100.00%	346	240	2.1%	32.1%	1,365	27,657	44,452	44,452			2010
5	The Gardens on Havana*	Aurora (Denver),Colorado	Target #, Kohl's	25.00%	919	129	28.9%	60.2%	2,497	5,738	13,199	52,798			2010
6	Jess Ranch Marketplace Phase III*	Apple Valley (Los Angeles),California	Cinemark, Best Buy, Bed Bath	50.00%	195	97	73.1%	73.1%	5,087	11,316	23,702	47,403			2010
7	Horne Street Market	Ft. Worth, Texas	24 Hour Fitness	100.00%	55	42	100.0%	100.0%	456	5,032	10,108	10,108			2010
8	Clermont Landing	Clermont (Orlando),Florida	JC Penney #, Epic Theater #	55.00%	366	103	54.1%	76.6%	3,554	10,862	17,043	30,987			2010
9	Epic Village Phase I - St. Augustine	St. Augustine, Florida	Epic Theatre #	70.00%	92	18	10.0%	74.2%	3,329	3,395	4,161	5,945			2010
10	Gateway Station	Ft. Worth, Texas	Kohl's #, Conn's	70.00%	174	65	32.1%	63.4%	3,276	6,132	10,215	14,593			2010
11	Decatur 215	Las Vegas, Nevada	Target #	50.00%	376	122	24.9%	51.3%	3,215	18,168	39,964	79,927			2011
12	Southern Pines Place	Southern Pines, North Carolina	Home Depot #	100.00%	201	69	0.0%	66.0%	442	9,304	17,912	17,912			2011
13	Surf City Crossing	Surf City (Wilmington),North Carolina	Harris Teeter	75.00%	71	53	69.1%	69.1%	205	4,639	5,214	6,952			2011
14	Gladden Farms	Marana (Tucson),Arizona	Fry's #	50.00%	173	32	18.0%	69.3%	62	2,594	6,588	13,177			2011
15	Ridgeway Trace Center	Memphis, Tennessee	Target #, Best Buy	100.00%	311	174	17.3%	53.9%	5,676	33,086	58,121	58,121			2011
16	North Towne Plaza	Brownsville, Texas	Lowe's #	75.00%	297	111	0.0%	49.9%	1,263	9,087	18,087	24,116			2011
17	300 West Town Center*	Salt Lake City, Utah	Target #	33.30%	247	27	0.0%	66.6%	1,283	1,690	6,989	20,970			2011
18	Westover Square	San Antonio, Texas	All Pad Site	67.00%	60	0	0.0%	0.0%	264	2,618	0	0	(3)		2011
19	The Shoppes @ Wilderness Oaks	San Antonio, Texas	All Pad Site	100.00%	76	42	0.0%	0.0%	11,204	11,204	8,346	8,346			2011
20	North Sharyland Crossing*	Mission, Texas		50.00%	303	72	0.0%	0.0%	-4	3,654	9,552	19,103			2012
21	South Fulton Crossing	Union City (Atlanta),Georgia		50.00%	435	129	0.6%	0.4%	-1,089	9,228	24,417	48,834			2013
22	Stevens Ranch	San Antonio, Texas		50.00%	932	283	0.0%	0.0%	641	20,941	41,246	82,492			2013
	Total 2010 and beyond Stabilizations				7,067	2,349	21.0%	42.8%	$77,399	$270,987	$462,031	$725,660

Total 35 Properties Under Development					9,858	3,649	36.5%	53.1%	$110,794	$389,595	$622,423	$956,270		8.70%

Total 37 New Development Properties					10,487	3,964	41.3%	55.8%	$113,474	$444,938	$677,986	$1,037,870		8.70%

	2008 Stabilizations				1,573	661	95.8%	96.9%	$9,822	$89,095	$95,390	$161,253		9.30%
	2008 - 2009 Stabilizations				3,421	1,615	75.1%	82.6%	$36,075	$173,951	$215,955	$312,210		9.50%

	* Unconsolidated Joint Venture
	# Denotes anchors that are not owned by Weingarten

(1) Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI's share of building area (Net) square footage reflects WRI's ownership percentage excluding square feet owned by other.

	(2) Net of expected proceeds not yet received from anchor and pad sales
	(3) WRI will not have an investment interest after pad sale considerations
	Note: Not included in above list are four land held properties: Crab Tree, Rock Prairie, South Fulton and Festival Plaza

Weingarten Realty Investors
Total Net Operating Income at Pro rata Share by Geographic Region (1)
(in thousands, except percentages)

	Six Months Ended June 30,				Twelve Months Ended December 31,
	2008	%	2007	%	2007	%	2006	%	2005	%	2004	%

Western Region
California	$ 24,906	11.0%	$ 25,248	11.6%	$ 50,507	11.3%	$ 50,086	12.0%	$ 47,913	12.0%	$ 42,206	11.7%
Nevada	17,090	7.5%	15,601	7.2%	31,338	7.0%	27,796	6.7%	25,161	6.3%	19,705	5.5%
Arizona	12,929	5.7%	10,935	5.0%	23,192	5.2%	15,009	3.6%	14,965	3.8%	13,312	3.7%
Colorado	5,974	2.6%	6,148	2.8%	12,122	2.7%	13,445	3.2%	11,405	2.9%	10,865	3.0%
New Mexico	5,617	2.5%	5,209	2.4%	10,472	2.3%	11,394	2.7%	10,315	2.6%	8,356	2.3%
Utah	1,790	0.8%	1,738	0.8%	3,545	0.8%	3,231	0.8%	2,926	0.7%	2,741	0.8%
Oregon	708	0.3%	239	0.1%	929	0.2%	46	0.0%	-	0.0%	-	0.0%
Washington	606	0.3%	639	0.3%	1,295	0.3%	251	0.1%	-	0.0%	-	0.0%
Total Western Region	69,620	30.7%	65,756	30.2%	133,400	29.8%	121,257	29.1%	112,687	28.3%	97,185	27.0%

Central Region
Texas	$ 75,975	33.6%	$ 77,267	35.4%	$ 155,651	34.8%	$ 158,648	38.0%	$ 160,348	40.3%	$ 151,556	42.0%
Louisiana	5,679	2.5%	6,522	3.0%	12,831	2.9%	12,755	3.1%	15,547	3.9%	19,783	5.5%
Kansas	987	0.4%	1,089	0.5%	1,980	0.4%	3,714	0.9%	6,282	1.6%	6,926	1.9%
Arkansas	1,439	0.6%	1,509	0.7%	3,028	0.7%	3,505	0.8%	3,855	1.0%	3,351	0.9%
Mississippi	0	0.0%	(0)	0.0%	(0)	0.0%	(6)	0.0%	956	0.2%	1,016	0.3%
Illinois	1,561	0.7%	762	0.3%	2,378	0.5%	2,985	0.7%	2,870	0.7%	2,959	0.8%
Missouri	605	0.3%	778	0.4%	1,439	0.3%	2,193	0.5%	2,827	0.7%	2,719	0.8%
Oklahoma	490	0.2%	581	0.3%	1,009	0.2%	3,002	0.7%	3,616	0.9%	3,558	1.0%
Total Central Region	86,737	38.3%	88,508	40.6%	178,317	39.8%	186,798	44.7%	196,302	49.3%	191,868	53.2%

Eastern Region
Florida	$ 35,918	15.9%	$ 31,707	14.5%	$ 67,682	15.1%	$ 56,601	13.6%	$ 46,074	11.6%	$ 40,054	11.1%
North Carolina	13,482	6.0%	13,489	6.2%	27,025	6.0%	23,692	5.7%	19,749	5.0%	14,948	4.1%
Virginia	1,064	0.5%	626	0.3%	2,036	0.5%	-	0.0%	-	0.0%	-	0.0%
South Carolina	138	0.1%	142	0.1%	287	0.1%	242	0.1%	-	0.0%	-	0.0%
Georgia	12,481	5.5%	10,857	5.0%	23,921	5.5%	14,861	3.6%	12,119	3.0%	8,483	2.4%
Tennessee	3,622	1.6%	3,449	1.5%	6,964	1.6%	7,386	1.8%	5,967	1.6%	5,777	1.5%
Kentucky	3,298	1.4%	3,290	1.5%	6,787	1.5%	5,944	1.3%	4,719	1.1%	2,179	0.6%
Maine	66	0.0%	199	0.1%	381	0.1%	433	0.1%	538	0.1%	457	0.1%
Total Eastern Region	70,069	31.0%	63,760	29.2%	135,083	30.4%	109,158	26.2%	89,165	22.4%	71,899	19.8%

Total Net Operating Income	$ 226,426	100.0%	$ 218,024	100.0%	$ 446,799	100.0%	$ 417,213	100.0%	$ 398,155	100.0%	$ 360,952	100.0%

(1)  The Net Operating Income at Pro rata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest.  Net Operating Income excludes the effect of lease cancellation income and straight-line rent adjustments.   Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 6/30/2008
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Retail
West Region
Flagstaff, AZ	1	166	$10.11	126	$987	$7.83	37	$665	$17.84
Lake Havasu City-Kingman, AZ	1	139	$20.77	0	$0	$0.00	20	$417	$20.77
Phoenix-Mesa-Scottsdale, AZ	16	1,283	$14.90	661	$5,905	$8.94	514	$11,611	$22.57
Tucson, AZ	5	729	$12.79	489	$4,354	$8.91	178	$4,177	$23.44
Arizona	23	2,317	$13.88	1,276	$11,246	$8.82	750	$16,869	$22.49
Los Angeles-Long Beach et al, CA	3	584	$17.19	365	$5,167	$14.16	155	$3,773	$24.34
Madera, CA	1	85	$12.72	52	$488	$9.37	31	$564	$18.41
Modesto, CA	1	79	$14.85	47	$515	$10.84	29	$616	$21.52
Redding, CA	1	121	$16.87	65	$552	$8.56	53	$1,426	$27.06
Riverside et al, CA	3	532	$18.68	278	$3,134	$11.28	220	$6,156	$28.03
Sacramento--Arden et al, CA	5	630	$12.41	330	$1,746	$5.29	243	$5,366	$22.09
San Diego-Carlsbad et al, CA	2	157	$20.27	73	$739	$10.16	80	$2,355	$29.47
San Francisco-Oakland et al, CA	3	447	$20.94	246	$3,499	$14.24	177	$5,360	$30.23
San Jose-Sunnyvale et al, CA	2	146	$18.32	66	$421	$6.40	67	$2,015	$29.99
Santa Cruz-Watsonville, CA	1	150	$8.78	93	$466	$5.00	46	$755	$16.44
Santa Rosa-Petaluma, CA	1	199	$10.85	162	$1,368	$8.45	29	$698	$24.47
Vallejo-Fairfield, CA	3	364	$15.63	180	$1,139	$6.34	153	$4,066	$26.53
California	26	3,493	$16.18	1,956	$19,234	$9.83	1,282	$33,150	$25.87
Colorado Springs, CO	2	297	$8.91	243	$1,801	$7.41	50	$807	$16.28
Denver-Aurora, CO	7	599	$16.57	307	$3,756	$12.23	244	$5,375	$22.03
None	1	111	$10.54	87	$640	$7.39	21	$492	$23.60
Colorado	10	1,006	$13.53	637	$6,196	$9.73	314	$6,675	$21.22
Las Vegas-Paradise, NV	13	2748	$13.22	1945	$17,989	$9.25	692	$16,872	$24.38
Nevada	13	2,748	$13.22	1,945	$17,989	$9.25	692	$16,872	$24.38
Albuquerque, NM	4	502	$15.47	310	$3,879	$12.50	162	$3,431	$21.15
Santa Fe, NM	1	250	$12.91	116	$1,099	$9.44	85	$1,496	$17.66
New Mexico	5	752	$14.71	427	$4,978	$11.67	247	$4,928	$19.96
Portland-Vancouver et al, OR-WA	3	120	$13.00	66	$555	$8.45	47	$911	$19.32
Oregon	3	120	$13.00	66	$555	$8.45	47	$911	$19.32
Provo-Orem, UT	1	30	$15.00	12	$158	$13.43	18	$284	$16.04
Salt Lake City, UT	2	276	$12.31	188	$1,921	$10.24	83	$1,412	$16.99
Utah	3	307	$12.57	200	$2,080	$10.42	101	$1,697	$16.83
Seattle-Tacoma-Bellevue, WA	4	82	$16.72	64	$938	$14.72	16	$395	$24.70
Washington	4	82	$16.72	64	$938	$14.72	16	$395	$24.70

Total West Region	87	10,824	$14.45	6,569	$63,216	$9.62	3,449	$81,495	$23.63

Central Region
Little Rock-N. Little Rock, AR	3	358	$8.60	298	$2,220	$7.45	48	$754	$15.84
Arkansas	3	358	$8.60	298	$2,220	$7.45	48	$754	$15.84
Chicago et al, IL-IN-WI	1	304	$11.24	268	$2,647	$9.87	25	$654	$25.77
Illinois	1	304	$11.24	268	$2,647	$9.87	25	$654	$25.77
Kansas City, MO-KS	1	135	$9.58	76	$601	$7.89	37	$482	$13.05
Topeka, KS	1	116	$11.26	116	$1,303	$11.26	0	$0	$0.00
Kansas	2	251	$10.43	192	$1,904	$9.92	37	$482	$13.05
Baton Rouge, LA	1	155	$15.90	69	$744	$10.83	84	$1,682	$20.06
Hammond, LA	1	226	$6.75	135	$568	$4.19	88	$939	$10.69

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 6/30/2008
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Lafayette, LA	2	154	$9.83	73	$570	$7.79	75	$891	$11.80
Lake Charles, LA	5	482	$6.71	314	$1,554	$4.95	104	$1,251	$12.04
Monroe, LA	1	141	$5.52	87	$293	$3.37	55	$488	$8.92
New Orleans-Metairie-Kenner, LA	1	138	$14.64	78	$744	$9.51	75	$1,500	$19.97
Shreveport-Bossier City, LA	1	46	$16.09	27	$357	$13.43	14	$294	$21.19
Louisiana	12	1,343	$9.29	783	$4,828	$6.17	495	$7,044	$14.24
St. Louis, MO-IL	2	229	$9.93	115	$1,028	$8.93	54	$656	$12.06
Missouri	2	229	$9.93	115	$1,028	$8.93	54	$656	$12.06
Oklahoma City, OK	2	172	$7.21	107	$580	$5.40	46	$523	$11.48
Oklahoma	2	172	$7.21	107	$580	$5.40	46	$523	$11.48
Amarillo, TX	3	219	$10.54	68	$492	$7.27	126	$1,552	$12.28
Beaumont-Port Arthur, TX	8	413	$8.76	181	$852	$4.72	155	$2,089	$13.44
College Station-Bryan, TX	1	107	$10.76	86	$923	$10.74	15	$163	$10.90
Corpus Christi, TX	2	490	$12.85	281	$2,772	$9.86	183	$3,195	$17.44
Dallas-Fort Worth-Arlington, TX	9	1,212	$12.30	620	$5,734	$9.26	437	$7,272	$16.62
Houston-Baytown-Sugar Land, TX	62	5,045	$13.06	2,968	$27,387	$9.23	1,695	$33,495	$19.76
Killeen-Temple-Fort Hood, TX	1	115	$11.82	98	$1,033	$10.52	15	$304	$20.41
Laredo, TX	2	377	$13.78	260	$2,964	$11.42	100	$1,994	$19.90
Lubbock, TX	2	182	$8.58	143	$955	$6.67	39	$606	$15.65
Lufkin, TX	1	257	$6.90	195	$1,005	$5.16	34	$572	$16.89
McAllen-Edinburg-Pharr, TX	7	474	$11.51	355	$3,411	$9.61	75	$1,536	$20.50
Rio Grande City, TX	1	88	$11.31	76	$788	$10.42	12	$202	$16.98
San Antonio, TX	6	610	$11.13	401	$3,250	$8.11	172	$3,128	$18.14
Texarkana, TX-Texarkana, AR	1	97	$3.88	44	$100	$2.29	23	$158	$6.94
Tyler, TX	1	60	$7.86	33	$212	$6.35	13	$151	$11.79
Texas	107	9,747	$12.17	5,806	$51,876	$8.93	3,095	$56,417	$18.23

Total Central Region	129	12,404	$11.58	7,570	$65,085	$8.60	3,800	$66,530	$17.51

East Region
Fort Walton Beach et al, FL	2	70	$15.58	50	$675	$13.47	15	$342	$22.58
Jacksonville, FL	1	312	$9.04	250	$1,808	$7.23	52	$921	$17.83
Miami-Fort Lauderdale et al, FL	15	2,129	$14.77	1,213	$11,847	$9.76	806	$17,972	$22.30
Orlando, FL	12	1,589	$14.73	1,069	$12,529	$11.72	455	$9,918	$21.81
Palm Bay-Melbourne et al, FL	3	182	$8.92	106	$618	$5.82	66	$918	$13.91
Port St. Lucie-Fort Pierce, FL	1	50	$10.62	43	$381	$8.91	5	$123	$26.43
Punta Gorda, FL	2	25	$17.78	15	$215	$14.34	8	$185	$24.65
Sarasota-Bradenton-Venice, FL	1	97	$10.55	46	$324	$7.13	44	$620	$14.08
Tampa-St. Petersburg et al, FL	4	924	$13.07	577	$5,508	$9.54	315	$6,166	$19.55
Florida	41	5,380	$13.84	3,370	$33,906	$10.06	1,765	$37,164	$21.06
Atlanta-Sandy Springs et al, GA	14	1,759	$13.73	1,139	$11,715	$10.28	510	$10,936	$21.45
Gainesville, GA	1	78	$12.63	46	$427	$9.35	19	$386	$20.64
Georgia	15	1,837	$13.69	1,185	$12,141	$10.25	529	$11,322	$21.42
Lexington-Fayette, KY	3	429	$13.69	207	$1,837	$8.88	198	$3,703	$18.73
Louisville, KY-IN	1	169	$11.95	73	$628	$8.56	63	$998	$15.90
Kentucky	4	597	$13.25	280	$2,464	$8.80	260	$4,700	$18.05
Lewiston-Auburn, ME	1	154	$5.73	77	$403	$5.26	26	$182	$7.14
Maine	1	154	$5.73	77	$403	$5.26	26	$182	$7.14
Charlotte-Gastonia et al, NC-SC	4	319	$17.40	154	$2,099	$13.67	131	$2,847	$21.78
Durham, NC	6	342	$10.98	176	$1,566	$8.88	120	$1,690	$14.06
Raleigh-Cary, NC	14	1,700	$11.26	1,035	$7,649	$7.39	586	$10,593	$18.08
Southern Pines-Pinehurst, NC	1	250	$8.35	162	$859	$5.31	73	$1,099	$15.12
Wilmington, NC	1	49	$22.86	0	$0	$0.00	3	$69	$22.86
North Carolina	26	2,661	$11.67	1,527	$12,173	$7.97	913	$16,299	$17.86
Hilton Head Island-Beaufort, SC	1	22	$14.54	5	$45	$8.50	13	$225	$16.93
South Carolina	1	22	$14.54	5	$45	$8.50	13	$225	$16.93

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 6/30/2008
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Memphis, TN-MS-AR	6	651	$10.92	421	$3,541	$8.42	172	$2,933	$17.01
Tennessee	6	651	$10.92	421	$3,541	$8.42	172	$2,933	$17.01

Total East Region	94	11,302	$13.04	6,864	$64,673	$9.42	3,678	$72,825	$19.80

Total Retail	310	34,529	$12.96	21,004	$192,973	$9.19	10,926	$220,851	$20.21

Industrial

West Region
San Diego-Carlsbad et al, CA	1	145	$6.34	118	$742	$6.30	1	$11	$12.00
California	1	145	$6.34	118	$742	$6.30	1	$11	$12.00

Total West Region	1	145	$6.34	118	$742	$6.30	1	$11	$12.00

Central Region
Austin-Round Rock, TX	6	427	$9.30	88	$852	$9.72	287	$2,636	$9.17
Dallas-Fort Worth-Arlington, TX	16	2,473	$4.80	1,679	$6,984	$4.16	552	$3,727	$6.75
Houston-Baytown-Sugar Land, TX	30	3,557	$5.45	2,700	$13,520	$5.01	678	$4,902	$7.23
San Antonio, TX	3	545	$5.28	313	$1,610	$5.14	198	$1,093	$5.51
Texas	55	7,001	$5.44	4,780	$22,965	$4.80	1,716	$12,358	$7.20

Total Central Region	55	7,001	$5.44	4,780	$22,965	$4.80	1,716	$12,358	$7.20

East Region
Lakeland, FL	2	768	$4.39	708	$3,106	$4.39	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$4.41	825	$3,621	$4.39	17	$95	$5.55
Florida	5	1,665	$4.40	1,533	$6,727	$4.39	17	$95	$5.55
Atlanta-Sandy Springs et al, GA	10	1610	$3.81	1182	$4,488	$3.80	21	$97	$4.67
Georgia	10	1,610	$3.81	1,182	$4,488	$3.80	21	$97	$4.67
Memphis, TN-MS-AR	3	685	$2.65	640	$1,691	$2.64	2	$10	$4.87
Tennessee	3	685	$2.65	640	$1,691	$2.64	2	$10	$4.87
Richmond, VA	9	832	$4.79	629	$2,978	$4.73	4	$51	$13.67
Virginia	9	832	$4.79	629	$2,978	$4.73	4	$51	$13.67

Total East Region	27	4,791	$4.01	3,984	$15,884	$3.99	44	$254	$5.79

Total Industrial	83	11,937	$4.91	8,882	$39,591	$4.46	1,761	$12,622	$7.17

Joint venture properties are reflected at WRI's pro rata share
Occupied SF based on commenced leases
# of properties and GLA differ from property list due to new development properties with no commenced leases

Weingarten Realty Investors
Property Listing at June 30, 2008
		Gross Leasable Area
	# of	WRI	Joint Venture	Owned
ALL PROPERTIES BY STATE	Properties	Owned	Share	by Other	Total

Arizona	26	2,419,088	5,842	1,299,002	3,723,933
Arkansas	3	357,740	-	-	357,740
California	29	3,841,654	856,264	551,304	5,249,221
Colorado	12	1,108,694	848,870	1,384,863	3,342,424
Florida	51	7,296,576	2,178,253	1,340,913	10,813,094
Georgia	24	3,451,564	694,056	892,003	5,037,624
Illinois	1	303,566	-	-	303,566
Kansas	2	250,855	-	-	250,855
Kentucky	4	597,489	-	122,454	719,943
Louisiana	14	1,343,486	435,491	976,172	2,755,149
Maine	1	153,776	51,258	-	205,034
Missouri	2	229,337	28,422	-	257,760
Nevada	13	2,916,225	21,250	758,099	3,695,574
New Mexico	6	1,019,480	-	396,750	1,416,230
North Carolina	27	2,698,247	162,722	742,374	3,603,343
Oklahoma	2	171,657	-	-	171,657
Oregon	3	119,939	90,927	62,600	273,466
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,335,540	455,189	137,740	1,928,469
Texas	166	17,434,691	4,904,670	3,234,098	25,573,455
Utah	4	306,638	60,772	296,357	663,767
Virginia	9	860,643	1,607,139	-	2,467,782
Washington	5	81,877	327,505	198,220	607,602

Grand Total	414	48,320,292	12,793,220	12,392,949	73,503,808

Total Retail	334	36,063,300	7,507,492	12,392,949	55,961,088

Total Industrial	77	12,090,204	5,285,728	-	17,375,932

Total Other	3	166,788	-	-	166,788

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(+) Denotes supermarket or discount store offering full service grocery along with general merchandise.
NOTE: Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Retail

Operating Properties

Arizona
Palmilla Center	Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	100.00%		103,568	0	65,574	169,142
University Plaza	Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond, Dollar Tree	100.00%		165,621	0	-	165,621
Val Vista Towne Center	Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	100.00%		93,372	0	123,000	216,372
Arrowhead Festival S.C.	75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		29,834	0	146,624	176,458
Fry's Ellsworth Plaza	Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	100.00%		9,034	0	64,574	73,608
Monte Vista Village Center	Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	100.00%		45,751	0	58,400	104,151
Red Mountain Gateway	Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.00%		69,568	0	136,000	205,568
Camelback Village Square	Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Target (O.B.O.), Office Max	100.00%		134,494	0	100,000	234,494
Laveen Village Market	Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.), Home Depot (O.B.O.)	100.00%		40,025	0	71,619	111,644
Rancho Encanto	35th Avenue at Greenway Rd., Phoenix	Blockbuster, Fresh N Easy +, Family Dollar	100.00%		70,909	0	-	70,909
Squaw Peak Plaza	16th Street at Glendale Ave., Phoenix	Basha's +, Blockbuster	100.00%		61,060	0	-	61,060
Fountain Plaza	77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.00%		102,271	0	165,000	267,271
Scottsdale Horizon	Frank Lloyd Wright Blvd and Thompson Peak Parkway, Scottsdale	Baja Fresh Mexican Grill	100.00%		10,337	0	-	10,337
Broadway Marketplace	Broadway at Rural, Tempe	Office Max, Ace Hardware	100.00%		82,757	0	-	82,757
Fry's Valley Plaza	S. McClintock at E. Southern, Tempe	Basha’s +	100.00%		145,104	0	-	145,104
Pueblo Anozira	McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	100.00%		157,309	0	-	157,309
Entrada de Oro	Magee Road and Oracle Road, Tucson	Wal-Mart Neighborhood Market	100.00%		88,685	0	20,406	109,091
Madera Village	Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway +, Walgreen's, Ace Hardware	100.00%		96,732	0	10,594	107,326
Oracle Crossings	Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market +	100.00%		243,625	0	10,000	253,625
Oracle Wetmore	Wetmore Road and Oracle Highway, Tucson	Home Depot , Circuit City, PetSmart, Walgreens	100.00%		256,093	0	-	256,093
Shoppes at Bears Path	Tanque Verde Rd. and Bear Canyon Rd., Tucson	Osco Drug (O.B.O.), Carondelet Health Care Corp., Leslie Pools	100.00%		43,928	0	21,851	65,779
Arizona Total:	# of Properties: 21				2,050,077	0	993,642	3,043,719

Arkansas
Markham Square	W. Markham at John Barrow, Little Rock	Burlington Coat Factory	100.00%		126,904	0	-	126,904
Markham West	11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	100.00%		178,210	0	-	178,210
Westgate	Cantrell at Bryant, Little Rock	SteinMart	100.00%		52,626	0	-	52,626
Arkansas Total:	# of Properties: 3				357,740	0	-	357,740

California
Centerwood Plaza	Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Buck-A-Roos	100.00%		75,500	0	-	75,500
Southampton Center	IH-780 at Southampton Rd., Benecia	Raley’s +, Ace Hardware, Hollywood Video	100.00%		162,390	0	-	162,390
580 Market Place	E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, Petco, 24 Hour Fitness	100.00%		100,165	0	-	100,165
Chino Hills Marketplace	Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree, Ace Hardware	100.00%		309,098	0	-	309,098
Buena Vista Marketplace	Huntington Dr. at Buena Vista St., Duarte	Ralph's +	100.00%		90,805	0	-	90,805
El Camino Promenade	El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples, Shoe Pavilion, Golf Galaxy	100.00%		130,856	0	-	130,856
Fremont Gateway Plaza	Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	100.00%		194,601	0	-	194,601
Hallmark Town Center	W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s	100.00%		85,066	0	-	85,066
Menifee Town Center	Antelope Rd. at Newport Rd., Menifee	Ralph's +, Target (O.B.O.), Ross Dress for Less	100.00%		124,494	0	124,000	248,494
Marshalls Plaza	McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center	100.00%		78,752	0	-	78,752
Prospectors Plaza	Missouri Flat Rd. at US Hwy. 50, Placerville	SaveMart +, Kmart, Long’s Drug Store	100.00%		228,345	0	-	228,345
Shasta Crossroads	Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sports Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.00%		121,334	0	131,468	252,802
Arcade Square	Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +	100.00%		76,497	0	-	76,497
Discovery Plaza	W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +, Blockbuster	100.00%		93,398	0	-	93,398

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Summerhill Plaza	Antelope Rd. at Lichen Dr., Sacramento	Raley’s +	100.00%		133,614	0	-	133,614
Valley	Franklin Boulevard and Mack Road, Sacramento	Raley's +	100.00%		98,240	0	5,365	103,605
Silver Creek Plaza	E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	100.00%		134,179	0	65,000	199,179
Tully Corners Shopping Center	Tully Rd at Quimby Rd, San Jose	Food Maxx +, Petco	10.00%	(1)(3)	11,599	104,393	-	115,992
Greenhouse Marketplace	Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	100.00%		152,095	0	86,569	238,664
Rancho San Marcos Village	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s +, 24 Hour Fitness	100.00%		120,829	0	-	120,829
San Marcos Plaza	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	100.00%		35,880	0	45,206	81,086
Stony Point Plaza	Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Wal-Mart	100.00%		198,528	0	-	198,528
Sunset Center	Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid	100.00%		85,238	0	-	85,238
Creekside Center	Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	100.00%		116,229	0	-	116,229
Freedom Centre	Freedom Blvd. At Airport Blvd., Watsonville	Rite Aid, Big Lots, Safeway +, Ace Hardware	100.00%		150,241	0	-	150,241
Westminster Center	Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco	100.00%		417,870	0	-	417,870
California Total:	# of Properties: 26				3,525,843	104,393	457,608	4,087,844

Colorado
Aurora City Place	E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens ‘N Things, Barnes & Noble, Ross	50.00%	(1)(3)	182,642	182,642	182,000	547,283
	Dress For Less, Super Target + (O.B.O.), Pier 1 Imports
Academy Place	Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less, Target (O.B.O.)	100.00%		84,057	0	177,362	261,419
Uintah Gardens	NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s +, Walgreens, Petco, Big 5 Sporting Goods	100.00%		212,638	0	-	212,638
Green Valley Ranch Towne Center	Tower Rd. at 48th Ave., Denver	King Sooper’s + (O.B.O.)	50.00%	(1)(3)	27,503	27,503	58,000	113,006
Lowry Town Center	2nd Ave. at Lowry Ave., Denver	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1 Imports, Cost Plus, Linens ‘N Things	50.00%	(1)(3)	38,370	38,370	52,700	129,439
CityCenter Englewood	S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness, Petco	51.00%	(1)	137,977	132,566	90,000	360,543
Glenwood Meadows	Midland Ave. at W. Meadows, Glenwood Springs	Target (O.B.O.), Pier 1 Imports, The Sports Authority, Bed Bath & Beyond, Petco, Lowe's	41.00%	(1)(3)	110,940	159,646	125,174	395,760
Crossing at Stonegate	Jordon Rd. at Lincoln Ave., Parker	King Sooper’s +	51.00%	(1)	55,620	53,438	-	109,058
Thorncreek Crossing	Washington St. at 120th St., Thornton	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1 Imports, Cost Plus, Linens ‘N Things	51.00%	(1)	108,186	103,944	174,000	386,130
Westminster Plaza	North Federal Blvd. at 72nd Ave., Westminster	Safeway +, Walgreens (O.B.O.)	50.00%	(1)	48,521	48,521	56,127	153,169
Colorado Total:	# of Properties: 10				1,006,454	746,630	915,363	2,668,445

Florida
Boca Lyons	Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	100.00%		113,689	0	-	113,689
Countryside Centre	US Highway 19 at Countryside Boulevard	Albertsons+, T.J. Maxx, Home Goods	100.00%		242,123	0	-	242,123
Sunset 19	US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Barnes & Noble, Sports Authority, Old Navy	100.00%		275,910	0	-	275,910
Embassy Lakes	Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	100.00%		131,723	0	48,214	179,937
Paradise Key at Kelly Plantation	US Highway 98 and Mid Bay Bridge Rd, Destin	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.00%	(1)(3)	27,178	244,599	-	271,777
Shoppes at Paradise Isle	34940 Emerald Coast Pkwy, Destin	Best Buy, Linens N' Things, Michaels, Office Depot, PetsMart	25.00%	(1)(3)	42,959	128,878	-	171,837
Hollywood Hills Plaza	Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	100.00%		364,714	0	-	364,714
Indian Harbour Place	East Eau Gallie Boulevard, Indian Harbour Beach	Beall's, Publix +	25.00%	(1)(3)	40,880	122,641	-	163,521
Argyle Village	Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michael's	100.00%		312,447	0	-	312,447
TJ Maxx Plaza	117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	100.00%		161,572	0	-	161,572
Largo Mall	Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)	100.00%		377,757	0	197,631	575,388

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Palm Lakes Plaza	Atlantic Boulevard and Rock Island Road, Maragate	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,750	91,002	-	113,752
Lake Washington Crossing	Wickham Rd. at Lake Washington Rd., Melbourne	Publix +, Beall’s Outlet Stores	25.00%	(1)(3)	29,707	89,121	-	118,828
Lake Washington Square	Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +, Tuesday Morning	100.00%		111,811	0	-	111,811
Kendall Corners	Kendall Drive and SW 127th Avenue, Miami	City Furniture	20.00%	(1)(3)	19,303	77,212	-	96,515
South Dade	South Dixie Highway and Eureka Drive, Miami	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.00%	(1)(3)	43,882	175,530	-	219,412
Tamiami Trail Shops	S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	100.00%		110,867	0	-	110,867
Northridge	E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linen	100.00%		236,170	0	-	236,170
Colonial Plaza	E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less, Linens ‘N Things, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco	100.00%		496,751	0	-	496,751
International Drive Value Center	International Drive and Touchstone Drive, Orlando	Bed Bath & Beyond, Ross, T.J. Maxx	20.00%	(1)(3)	37,133	148,531	-	185,664
Market at Southside	Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons + (O.B.O.)	100.00%		95,208	0	64,627	159,835
The Marketplace at Dr. Phillips	Dr. Phillips Boulevard and Sand Lake Road, Orlando	Albertsons +, Stein Mart, Office Depot, Home Goods, Morton's of Chicago	20.00%	(1)(3)	65,250	261,000	-	326,250
The Shoppes at South Semoran	Semoran Blvd. at Pershing Ave.	Save Rite +	100.00%		101,535	0	-	101,535
Westland Terrace Plaza	SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	100.00%		77,521	0	183,000	260,521
Alafaya Square	Alafaya Trail, Oviedo	Publix +	20.00%	(1)(3)	35,297	141,189	-	176,486
University Palms	Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	100.00%		99,172	0	-	99,172
East Lake Woodlands	East Lake Road and Tampa Road, Palm Harbor	Publix +, Walgreens	20.00%	(1)(3)	28,021	112,082	-	140,103
Shoppes at Parkland	Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club +	100.00%		145,652	0	-	145,652
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College, Home Depot (O.B.O.)	100.00%		262,761	0	105,350	368,111
Pembroke Commons	University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	100.00%		314,417	0	-	314,417
Publix at Laguna Isles	Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	100.00%		69,475	0	-	69,475
Vizcaya Square	Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +, Blockbuster	100.00%		112,410	0	-	112,410
Quesada Commons	Quesada Avenue and Toledo Blade Boulevard, Port Charlotte	Publix +	25.00%	(1)(3)	14,722	44,168	-	58,890
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Petco	25.00%	(1)(3)	10,253	30,758	-	41,011
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Chick-Fil-A	25.00%	(1)(3)	978	2,934	-	3,912
Marketplace at Seminole Towne Center	Central Florida Greenway and Rinehart Road, Sanford	Circuit City, Sports Authority, DSW, Marshalls, Old Navy, Linens 'N Things, Petco, Cost Plus, Super Target + (O.B.O.)	100.00%		308,751	0	185,000	493,751
Pineapple Commons	Us Highway 1 and Britt Rd.	Best Buy, Ross, Linens 'N Things, PetsMart, Ashley Furniture	20.00%	(1)(3)	49,803	199,211	-	249,014
Sunrise West Shopping Center	West Commercial Drive and NW 91st Avenue, Sunrise	Publix +	25.00%	(1)(3)	19,080	57,241	-	76,321
Venice Pines	Center Rd. at Jacaranda Blvd., Venice	Sweet Bay +	100.00%		97,303	0	-	97,303
Winter Park Corners	Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	100.00%		102,397	0	-	102,397
Florida Total:	# of Properties: 39				5,209,332	1,926,097	783,822	7,919,251

Georgia
Lakeside Marketplace	Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Circuit City, Petco, Office Max, Books A Million, Super Target + (O.B.O.)	100.00%		147,688	0	174,000	321,688
Mansell Crossing	North Point Parkway at Mansell Rd	Ross, Bed Bath & Beyond, Rooms to Go	20.00%	(1)(3)	20,586	82,345	-	102,931
Camp Creek Marketplace II	Camp Creek Parkway and Carmla Drive, Atlanta	DSW, American Signature, Circuit City, LA Fitness	100.00%		196,283	0	-	196,283
Cherokee Plaza	Peachtree Road and Colonial Drive, Atlanta	Kroger +	100.00%		98,553	0	-	98,553
Perimeter Village	Ashford-Dunwoody Rd	Wal-Mart Supercenter +, Cost Plus, DSW, Borders	100.00%		387,755	0	-	387,755
Publix at Princeton Lakes	Carmia Drive and Camp Creek Drive, Atlanta	Publix+	100.00%		68,389	0	-	68,389
Brookwood Square	East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	100.00%		253,448	0	-	253,448
Dallas Commons	US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger + (O.B.O.)	100.00%		25,158	0	70,104	95,262

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Reynolds Crossing	Steve Reynolds and Old North Cross Rd., Duluth	Kroger + (O.B.O.)	100.00%		45,758	0	70,225	115,983
Thompson Bridge Commons	Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	100.00%		78,351	0	-	78,351
Grayson Commons	Grayson Hwy at Rosebud Rd., Grayson	Kroger +	100.00%		76,611	0	-	76,611
Sandy Plains Exchange	Sandy Plains at Scufflegrit, Marietta	Publix +	100.00%		72,784	0	-	72,784
Brownsville Commons	Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger + (O.B.O.)	100.00%		27,747	0	54,139	81,886
Roswell Corners	Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	100.00%		144,964	0	173,535	318,499
Brookwood Marketplace	Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Bed Bath & Beyond, Super Target + (O.B.O.)	100.00%		196,630	0	174,000	370,630
Georgia Total:	# of Properties: 15				1,840,705	82,345	716,003	2,639,053

Illinois
Burbank Station	S. Cicero Ave. at W. 78th St.	AJ Wright, Babies "R" Us, Food For Less +, Office Max	100.00%		303,566	0	-	303,566
Illinois Total:	# of Properties: 1				303,566	0	-	303,566

Kansas
Shawnee Village	Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	100.00%		135,139	0	-	135,139
Kohl's	Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	100.00%		115,716	0	-	115,716
Kansas Total:	# of Properties: 2				250,855	0	-	250,855

Kentucky
Millpond Center	Boston at Man O’War, Lexington	Kroger +	100.00%		124,567	0	27,000	151,567
Regency Shopping Centre	Nicholasville Rd.& West Lowry Lane, Lexington	Kroger + (O.B.O.), C&R Beauty Supply	100.00%		124,486	0	46,044	170,530
Tates Creek	Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	100.00%		179,450	0	-	179,450
Festival at Jefferson Court	Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, AJ Wright (O.B.O.)	100.00%		168,986	0	49,410	218,396
Kentucky Total:	# of Properties: 4				597,489	0	122,454	719,943

Louisiana
Seigen Plaza	Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn’s, Petco	100.00%		155,490	0	194,247	349,737
Town & Country Plaza	U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Goody’s, Books a Million, Rent Way	100.00%		226,102	0	-	226,102
Manhattan Place	Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.00%		138,215	0	125,400	263,615
Ambassador Plaza	Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster	100.00%		-	0	101,950	101,950
River Marketplace	Ambassador Caffery at Kaliste Saloom, Lafayette	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A Million	7.80%	(1)(3)	13,142	147,100	174,700	334,942
Westwood Village	W. Congress at Bertrand, Lafayette	Stage, Graham Central Station	100.00%		141,346	0	-	141,346
14/Park Plaza	Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Conn’s, Burke's Outlet, Anna's Linens, Family Dollar	100.00%		172,068	0	-	172,068
Conn's Building	Ryan at 17th St., Lake Charles	Planet Pets	100.00%		23,201	0	-	23,201
K-Mart Plaza	Ryan St., Lake Charles	Albertsons +, Kmart, Stages	50.00%	(1)(3)	107,974	107,974	-	215,948
Prien Lake Plaza	Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s (O.B.O.), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		7,743	0	205,375	213,118
Southgate	Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books A Million	100.00%		170,588	0	-	170,588
Danville Plaza	Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	100.00%		141,380	0	-	141,380
Orleans Station	Paris, Robert E. Lee at Chatham, New Orleans	Vacant	100.00%		-	0	-	-
University Place	70th St. at Youree Dr., Shreveport	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy (O.B.O), Bed Bath & Beyond	20.40%	(1)(3)	46,237	180,417	174,500	401,154
Louisiana Total:	# of Properties: 14				1,343,486	435,491	976,172	2,755,149

Maine
The Promenade	Essex at Summit, Lewiston	Staples, Flagship Cinemas	75.00%	(1)	153,776	51,258	-	205,034
Maine Total:	# of Properties: 1				153,776	51,258	-	205,034

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Missouri
Ballwin Plaza	Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michael’s, Sears	100.00%		200,915	0	-	200,915
Western Plaza	Hwy 141 at Hwy 30, Fenton	O'Reilly Automotive	50.00%	(1)(3)	28,422	28,422	-	56,845
Missouri Total:	# of Properties: 2				229,337	28,422	-	257,760

Nevada
Eastern Horizon	Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)	100.00%		66,408	0	143,879	210,287
Best in the West	Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority, Ulta	100.00%		436,814	0	-	436,814
Charleston Commons	Charleston and Nellis, Las Vegas	Wal-Mart, Ross, Office Max, 99 Cents Only, PetsMart	100.00%		338,378	0	-	338,378
College Park S.C.	E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertsons +, Sav-On Drug, Anna's Linens, Lucky's, Factory 2 U	100.00%		167,654	0	-	167,654
Francisco Centre	E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Fallas Paredes, Safeway +	100.00%		116,973	0	31,842	148,815
Mission Center	Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.00%		152,475	0	55,745	208,220
Paradise Marketplace	Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree	100.00%		148,713	0	-	148,713
Rainbow Plaza	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		278,416	0	-	278,416
Rainbow Plaza, Phase I	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, J.C. Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		136,369	0	-	136,369
Rancho Towne & Country	Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +	100.00%		87,367	0	-	87,367
Tropicana Beltway	Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority, Pier 1 Imports	100.00%		246,478	0	394,271	640,749
Tropicana Marketplace	Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar	100.00%		142,728	0	-	142,728
Westland Fair North	Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe’s, PetsMart, Office Depot, Michaels, Anna's Linens	100.00%		576,202	0	-	576,202
Nevada Total:	# of Properties: 12				2,894,975	0	625,737	3,520,712

New Mexico
Eastdale	Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	100.00%		117,623	0	-	117,623
North Towne Plaza	Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	100.00%		104,034	0	-	104,034
Pavillions at San Mateo	I-40 at San Mateo, Albuquerque	Old Navy, Shoe Department, Circuit City, Linens ‘N Things, Skechers	100.00%		195,944	0	-	195,944
Plaza at Cottonwood	Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.), Party City	100.00%		84,322	0	334,000	418,322
Wyoming Mall	Academy Rd. at Northeastern, Albuquerque	Wal-Mart Supercenter +	100.00%		267,886	0	-	267,886
De Vargas	N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Sav-On (CVS), Ross Dress for Less, Office Depot, Hastings, United Artists	100.00%		249,671	0	62,750	312,421
New Mexico Total:	# of Properties: 6				1,019,480	0	396,750	1,416,230

North Carolina
Capital Square	Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	100.00%		143,063	0	-	143,063
Harrison Pointe	Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	100.00%		130,934	0	-	130,934
High House Crossing	NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	100.00%		89,997	0	-	89,997
Northwoods Market	Maynard Rd. at Harrison Ave., Cary	Food Lion +	100.00%		77,802	0	-	77,802
Parkway Pointe	Cory Parkway at S. R. 1011, Cary	Food Lion +, Rite-Aid	100.00%		80,061	0	-	80,061
Chatham Crossing	US 15/501 at Plaza Dr., Chapel Hill	Lowes Food +, CVS/pharmacy	25.00%	(1)(3)	24,039	72,116	-	96,155
Cole Park Plaza	US 15/501 and Plaza Dr., Chapel Hill	Dollar General	25.00%	(1)(3)	20,564	61,694	-	82,258
Galleria	Galleria Boulevard and Sardis Road, Charlotte	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.00%		120,542	0	207,602	328,144
Johnston Road Plaza	Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	100.00%		79,508	0	-	79,508
Steele Creek Crossing	York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Rite-Aid	100.00%		77,301	0	-	77,301
Whitehall Commons	NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	100.00%		41,976	0	402,620	444,596
Bull City Market	Broad St. at West Main St., Durham	Whole Foods Market +	100.00%		42,517	0	-	42,517
Durham Festival	Hillsborough Rd. at LaSalle St., Durham	Kroger +, Dollar General	100.00%		134,295	0	-	134,295

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Mineral Springs Village	Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Rite-Aid	100.00%		59,859	0	-	59,859
Ravenstone Commons	Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	100.00%		60,424	0	-	60,424
Pinecrest Plaza	Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Goody’s, Belk’s	100.00%		250,140	0	-	250,140
Avent Ferry	Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +, Family Dollar	100.00%		111,650	0	-	111,650
Falls Pointe	Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	100.00%		106,981	0	86,350	193,331
Leesville Town Centre	Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +, Rite-Aid	100.00%		112,576	0	-	112,576
Little Brier Creek	Little Brier Creek Lane and Brier Leaf Lane, Raliegh	Lowe's Food + (O.B.O.)	100.00%		17,209	0	45,802	63,011
Lynnwood Collection	Creedmoor Rd at Lynn Road, Raleigh	Kroger +	100.00%		86,362	0	-	86,362
Six Forks Station	Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond, Borders	100.00%		473,806	0	-	473,806
Stonehenge Market	Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s	100.00%		188,521	0	-	188,521
Heritage Station	Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	100.00%		68,778	0	-	68,778
Shoppes at Caveness Farms	U.S. Highway 1 at Caveness Farms Rd., Wake Forest		100.00%		12,605	0	-	12,605
North Carolina Total:	# of Properties: 24				2,611,510	133,810	742,374	3,487,694

Oklahoma
Market Boulevard	E. Reno Ave. at N. Douglas Ave., Midwest City	Color Tyme	100.00%		35,765	0	-	35,765
Town and Country	Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	100.00%		135,892	0	-	135,892
Oklahoma Total:	# of Properties: 2				171,657	0	-	171,657

Oregon
Clackamas Square	SE 82nd Avenue and SE Causey Avenue, Portland	T.J. Maxx, Winco Foods + (O.B.O.)	20.00%	(1)(3)	14,828	59,311	62,600	136,739
Oak Grove Market Center	SE Mcloughlin Blvd & Oak Grove Ave	Safeway +	100.00%		97,207	0	-	97,207
Raleigh Hills Plaza	SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road, Portland	Walgreens, New Seasons Market +	20.00%	(1)(3)	7,904	31,616	-	39,520
Oregon Total:	# of Properties: 3				119,939	90,927	62,600	273,466

South Carolina
Fresh Market Shoppes	890 William Hilton Head Pkwy, Hilton Head	The Fresh Market +	25.00%	(1)(3)	21,530	64,590	-	86,120
South Carolina Total:	# of Properties: 1				21,530	64,590	-	86,120

Tennessee
Bartlett Towne Center	Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.00%		179,364	0	-	179,364
Commons at Dexter Lake	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.00%		166,958	0	-	166,958
Commons at Dexter Lake Phase II	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.00%		61,538	0	-	61,538
Highland Square	Summer at Highland, Memphis	Walgreen’s	100.00%		14,490	0	-	14,490
Mendenhall Commons	South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger + (O.B.O.), T.J. Maxx, Michaels	100.00%		79,871	0	-	79,871
Summer Center	Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	100.00%		148,581	0	-	148,581
Tennessee Total:	# of Properties: 5				650,802	0	-	650,802

Texas
Bell Plaza	45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	15.00%	(1)	19,579	110,950	-	130,529
Coronado	34th St. at Wimberly Dr., Amarillo	Blockbuster	100.00%		46,829	0	-	46,829
Wolflin Village	Wolflin Ave. at Georgia St., Amarillo	Office Depot, Sheplers Western Wear, Talbots	100.00%		153,084	0	-	153,084
Calder	Calder at 24th St., Beaumont	Harmony Science Academy	100.00%		34,641	0	-	34,641
North Park Plaza	Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, David’s Bridal, Toys “R” Us (O.B.O.)	50.00%	(1)(3)	70,036	70,036	141,329	281,401
Phelan	Phelan at 23rd St, Beaumont	Kroger + (O.B.O.)	100.00%		12,000	0	-	12,000
Phelan West	Phelan at 23rd St., Beaumont	Kroger + (O.B.O.)	66.70%	(1)(3)	15,552	7,779	58,890	82,221
Southgate	Calder Ave. at 6th St., Beaumont	Control Fluids	100.00%		33,555	0	-	33,555
Westmont	Dowlen at Phelan, Beaumont	Talbot’s, Blockbuster	100.00%		98,071	0	-	98,071

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Lone Star Pavilions	Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	100.00%		106,907	0	-	106,907
Montgomery Plaza	Loop 336 West at I-45, Conroe	Academy, Conn’s, Goody’s, 99 Cents Only, Petco, Anna's Linens, Spec's	100.00%		296,837	0	-	296,837
River Pointe	I-45 at Loop 336, Conroe	Kroger + (O.B.O), Incredible Pizza (O.B.O.)	100.00%		44,792	0	144,911	189,703
Moore Plaza	S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. +, (O.B.O.), Target (O.B.O.), Circuit City, Old Navy, Linen’s N Things, Hobby Lobby	100.00%		371,668	0	161,909	533,577
Portairs	Ayers St. at Horne Rd., Corpus Christi	CVS/pharmacy, Family Dollar, Beall’s	100.00%		118,233	0	-	118,233
Overton Park Plaza	SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, Circuit City, PetsMart, Office Depot, T.J. Maxx, Albertsons +, Home Depot (O.B.O.), Anna’s Linens	100.00%		353,302	0	110,000	463,302
Broadway	Broadway at 59th St., Galveston	Big Lots, Family Dollar	15.00%	(1)	11,172	63,305	-	74,477
Food King Place	25th St. at Avenue P, Galveston	Arlan’s +	100.00%		28,062	0	-	28,062
Galveston Place	Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Spec's Liquor, Palais Royal	100.00%		210,187	0	-	210,187
10/Federal	I-10 at Federal	Citi Trends, Palais Royal, Seller Bros. +	15.00%	(1)	19,871	112,601	-	132,472
Alabama-Shepherd	S. Shepherd at W. Alabama	Bookstop, PetsMart	100.00%		56,110	0	-	56,110
Bayshore Plaza	Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	100.00%		35,966	0	86,000	121,966
Bellaire Boulevard	Bellaire at S. Rice	Randall’s +	100.00%		35,081	0	-	35,081
Braeswood Square	N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	100.00%		103,336	0	-	103,336
Centre at Post Oak	Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café	100.00%		182,070	0	-	182,070
Champions Village	F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	100.00%		383,779	0	-	383,779
Crestview	Bissonnet at Wilcrest	Creative Connection	100.00%		8,970	0	-	8,970
Cullen Place	Cullen at Reed	Beauty Supply	100.00%		7,316	0	-	7,316
Cullen Plaza	Cullen at Wilmington	Fiesta +, Family Dollar, Beauty Empire	15.00%	(1)	12,678	71,839	-	84,517
Cypress Pointe	F.M. 1960 at Cypress Station	Kroger +, Office Depot, Babies “R” Us, America's Furniture Brands (O.B.O.)	100.00%		190,704	0	96,660	287,364
Eastpark	Mesa Rd. at Tidwell	Jack in the Box, CVS (O.B.O.), US Postal Service (O.B.O.)	100.00%		1,576	0	-	1,576
Edgebrook	Edgebrook at Gulf Fwy.	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	11,749	66,575	-	78,324
Fiesta Village	Quitman at Fulton	Fiesta +	15.00%	(1)	4,537	25,712	-	30,249
Fondren/West Airport	Fondren at W. Airport	Save-A-Lot +	100.00%		56,593	0	-	56,593
Glenbrook Square	Telephone Road	Kroger +, Blockbuster	15.00%	(1)	11,472	65,011	-	76,483
Griggs Road	Griggs at Cullen	Family Dollar, Modern City, Citi Trends	15.00%	(1)	12,017	68,097	-	80,114
Harrisburg Plaza	Harrisburg at Wayside	Fallas Paredes	15.00%	(1)	14,016	79,422	-	93,438
Heights Plaza	20th St. at Yale	Kroger +, Walgreen’s	100.00%		71,777	0	-	71,777
Humblewood Shopping Plaza	Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s, Michael's (O.B.O.), DSW (O.B.O.)	100.00%		178,837	0	99,000	277,837
I-45/Telephone Rd. Center	I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, FAMSA, Falles Paredes	15.00%	(1)	25,891	146,718	-	172,609
Jacinto City	Market at Baca	Seller Bros. +, CVS/pharmacy	50.00%	(1)	24,569	24,569	-	49,138
Kirby Strip Center	Kirby Dr, Houston	New Orleans Cajun Restaurant	100.00%		10,000	0	-	10,000
Lawndale	Lawndale at 75th St.	Family Dollar, 99 Cents Only, LaMichoacana Meat Market	15.00%	(1)	7,709	43,684	-	51,393
Little York Plaza	Little York at E. Hardy	Seller Bros. +, Fallas Paredes	15.00%	(1)	17,603	99,750	-	117,353
Lyons Avenue	Lyons at Shotwell	Fiesta +, Fallas Paredes	15.00%	(1)	10,144	57,485	-	67,629
Market at Westchase	Westheimer at Wilcrest	Whole Foods Market +	100.00%		84,084	0	-	84,084
North Main Square	Pecore at N. Main	O’Reilly Autoparts	100.00%		18,515	0	-	18,515
North Oaks	F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Staples, Big Lots, DSW, Half Price Books, Anna's Linens, Hobby Lobby, Mardels	15.00%	(1)	59,795	338,838	-	398,633
North Triangle	I-45 at F.M. 1960	Steak & Ale, CiCi’s Pizza	100.00%		16,060	0	-	16,060
Northbrook Center	Northwest Fwy. at W. 34th	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.00%		172,479	0	-	172,479
Northwest Crossing	N.W. Fwy. at Hollister	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	75.00%	(1)(3)	137,507	45,836	120,721	304,064
Oak Forest	W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	100.00%		147,674	0	-	147,674
Orchard Green	Gulfton at Renwick	Seller Bros. +, Family Dollar	100.00%		74,983	0	-	74,983
Randall's /Cypress Station	F.M. 1960 at I-45	Randalls +	100.00%		138,974	0	-	138,974
Randall's /Kings Crossing	Kingwood Dr. at Lake Houston Pkwy.	Randall’s +, CVS/pharmacy	100.00%		127,525	0	-	127,525
Randall's /Norchester	Grant at Jones	Randall’s +, CVS	100.00%		107,200	0	-	107,200
Richmond Square	Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	100.00%		35,623	0	58,247	93,870
River Oaks East	W. Gray at Woodhead	Kroger +	100.00%		71,265	0	-	71,265
River Oaks West	W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap, Barnes & Noble	100.00%		252,529	0	-	252,529

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Sheldon Forest North	North, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	100.00%		22,040	0	-	22,040
Sheldon Forest South	North, I-10 at Sheldon	Family Dollar	50.00%	(1)	37,670	37,670	-	75,340
Shops at Three Corners	S. Main at Old Spanish Trail	Fiesta +, Office Depot, PetsMart, Ross Dress for Less, Anna’s Linens, Big Lots	70.00%	(1)	176,498	75,642	-	252,140
Southgate	W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	15.00%	(1)	18,695	105,939	-	124,634
Spring Plaza	Hammerly at Campbell	Seller Bros. +, Family Dollar	15.00%	(1)	8,425	47,741	-	56,166
Steeplechase	Jones Rd. at F.M. 1960	Palais Royal, 99 Cents Only, Anna's Linens, Goodwill Industries	100.00%		194,551	0	99,950	294,501
Stella Link	Stella Link at S. Braeswood	Seller Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.00%		96,396	0	-	96,396
Studemont	Studewood at E. 14th St	Fiesta +	100.00%		28,466	0	-	28,466
Ten Blalock Square	I-10 at Blalock	Vacant	100.00%		97,217	0	-	97,217
Village Arcade	University at Kirby	Gap, Baby Gap	100.00%		57,219	0	-	57,219
Village Arcade-Phase II	University at Kirby	Talbot’s	100.00%		28,371	0	-	28,371
Village Arcade-Phase III	University at Kirby	American Eagle Outfitters, Banana Republic, Express	100.00%		106,879	0	-	106,879
Westchase Center	Westheimer at Wilcrest	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Target (O.B.O.), Petco	100.00%		232,994	0	99,550	332,544
Westhill Village	Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.00%		130,562	0	-	130,562
Killeen Marketplace	3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.00%		115,203	0	135,934	251,137
Cedar Bayou	Bayou Rd., La Marque	Dollar General, La Marque Fire Dept. (O.B.O.)	100.00%		14,873	0	30,688	45,561
North Creek Plaza	Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H.E.B. + (O.B.O.), Marshall’s	100.00%		242,293	0	206,463	448,756
Plantation Centre	Del Mar Blvd. at McPherson Rd., Laredo	H.E.B. +, Blockbuster	100.00%		134,919	0	-	134,919
League City Plaza	I-45 at F.M. 518, League City	Kroger +, Spec’s Liquor Warehouse	15.00%	(1)	19,048	107,942	-	126,990
Central Plaza	Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	100.00%		151,196	0	-	151,196
Town and Country	4th St. at University, Lubbock	Hasting’s Records & Books	100.00%		30,743	0	-	30,743
Angelina Village	Hwy. 59 at Loop 287, Lufkin	Kmart, Ashley Furniture, Conn's	100.00%		256,940	0	-	256,940
Las Tiendas Plaza	Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	50.00%	(1)(3)	143,968	143,968	242,132	530,067
Northcross	N. 10th St. at Nolana Loop, McAllen	Barnes & Noble	50.00%	(1)(3)	38,196	38,196	-	76,391
Old Navy Building	1815 10th Street, McAllen	Old Navy	50.00%	(1)(3)	7,500	7,500	-	15,000
South 10th St. HEB	S. 10th St. at Houston St., McAllen	H. E. B. +	50.00%	(1)(3)	51,851	51,851	-	103,702
Independence Plaza	Town East Blvd., Mesquite	Babies “R” Us, Family Dollar	100.00%		179,182	0	-	179,182
Custer Park	SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	100.00%		115,484	0	65,084	180,568
Pitman Corners	Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	100.00%		192,283	0	-	192,283
Preston Shepard Place	Preston Rd. at Park Blvd.	SteinMart, Old Navy, Office Depot, Marshalls, Babies "R" Us, Borders	20.00%	(1)(3)	72,667	290,670	-	363,337
Gillham Circle	Gillham Circle at Thomas, Port Arthur	Family Dollar	100.00%		33,134	0	-	33,134
Starr Plaza	U.S. Hwy. 83 at Bridge St., Rio Grande City	H. E. B.+, Beall’s, Dollar General	50.00%	(1)(3)	88,406	88,406	-	176,812
Rockwall	I-30 at Market Center Street, Rockwall	Office Max, Petco, Ross Dress for Less, Old Navy, Linens ‘N Things, Michael’s	100.00%		209,051	0	-	209,051
Rose-Rich	U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	100.00%		103,385	0	-	103,385
Lake Pointe Market Center	Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	100.00%		42,860	0	81,176	124,036
Boswell Towne Center	Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	100.00%		26,088	0	61,747	87,835
Fiesta Trails	I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O.), Target (O.B.O.), Barnes & Noble, Act III Theatres, Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens	100.00%		312,370	0	176,000	488,370
Oak Park Village	Nacogdoches at New Braunfels, San Antonio	H. E. B. +	100.00%		64,287	0	-	64,287
Parliament Square	W. Ave. at Blanco, San Antonio	Bernina New Home Sewing Center, Anytime Fitness	100.00%		64,950	0	-	64,950
Parliament Square II	W. Ave. at Blanco, San Antonio	Incredible Pizza	100.00%		54,541	0	-	54,541
Thousand Oaks	Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	15.00%	(1)	24,432	138,450	-	162,882
Valley View	West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	100.00%		89,859	0	-	89,859
Market at Town Center	Town Center Blvd., Sugar Land	Old Navy, Home Goods, Marshall’s, Linens ‘N Things, DSW Shoe Warehouse, Ross Dress for Less	100.00%		375,820	0	-	375,820
New Boston Road	New Boston at Summerhill, Texarkana	Rehkopf’s Grocery +, Salvation Army	100.00%		97,000	0	-	97,000
Island Market Place	6th St. at 9th Ave., Texas City	Food King +	100.00%		27,277	0	-	27,277

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Palmer Plaza	F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	100.00%		96,526	0	99,980	196,506
Broadway	S. Broadway at W. 9th St., Tyler	SteinMart	100.00%		60,400	0	-	60,400
Crossroads	I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.00%		115,692	0	-	115,692
Texas Total:	# of Properties: 101				9,851,498	2,632,182	2,376,371	14,860,049

Utah
Alpine Valley Center	Main St. at State St., American Fork	Super Target + (O.B.O.), Old Navy, Pier 1 Imports, Dollar Tree, Office Depot	33.30%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.),Rite Aid	100.00%		94,157	0	40,057	134,214
West Jordan Town Center	West 7000 South at S. Redwood Rd., West Jordan	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City	100.00%		182,099	0	122,800	304,899
Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Washington
Mukilteo Speedway Center	Mukilteo Speedway, Lincoln Way, and Highway 99, Lynnwood	Food Emporium +, Bartell Drugs	20.00%	(1)(3)	18,055	72,218	-	90,273
Meridian Town Center	Meridian Avenue East and 132nd Street East, Puyallup	Jo-Ann Fabric & Craft Store, Safeway + (O.B.O.)	20.00%	(1)(3)	15,533	62,133	65,346	143,012
South Hill Center	43rd Avenue Southwest and Meridian Street South, Puyallup	Best Buy, Bed Bath & Beyond, Ross	20.00%	(1)(3)	26,804	107,216	-	134,020
Rainer Square Plaza	Rainer Avenue South and South Charleston Street, Seattle	Safeway +	20.00%	(1)(3)	21,485	85,938	-	107,423
Washington Total:	# of Properties: 4				81,877	327,505	65,346	474,728

Industrial

Operating Properties

California
Siempre Viva Business Park	Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., NYK Logistics, Eaton Corporation	20.00%	(1)(3)	145,353	581,413	-	726,766
California Total:	# of Properties: 1				145,353	581,413	-	726,766

Florida
Lakeland Industrial Center	I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix, Star Distribution	100.00%		600,000	0	-	600,000
Lakeland Interestate Industrial Park I	Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc., Sunrise Medical HHG, Inc.	100.00%		168,400	0	-	168,400
1801 Massaro	1801 Massaro Blvd., Tampa	MiTek Industries, Inc., JK Transportation	100.00%		159,000	0	-	159,000
Hopewell Industrial Center	Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., American Tire Distributors	100.00%		224,483	0	-	224,483
Tampa East Industrial Portfolio	1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes, Creative Recycling Systems	100.00%		512,923	0	-	512,923
Florida Total:	# of Properties: 5				1,664,806	0	-	1,664,806

Georgia
Atlanta Industrial Park	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Georgia Aquarium, Inc., Cardinal Logistics Mgmt Co., Sachs North America	100.00%		120,200	0	-	120,200
Atlanta Industrial Park II & VI	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction Services, Inc., Georgia Spice Company	100.00%		382,100	0	-	382,100
Atlanta Industrial Parkway	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction	100.00%		50,000	0	-	50,000
Riverview Distribution Center	Fulton Industrial Blvd. at Camp Creek Parkway	CHEP USA	100.00%		265,200	0	-	265,200
Sears Logistics	3700 Southside Industrial Way, Atlanta	Sears Logistics Services, Inc.	20.00%	(1)(3)	80,511	322,043	-	402,554
SouthPark 3075	Anvil Block Rd and SouthPark Blvd, Atlanta	American Tire Distributors	100.00%		234,525	0	-	234,525
Southside Industrial Parkway	Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce, Masco Contractor Services	100.00%		72,000	0	-	72,000

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Westlake 125	Camp Creek Parkway and Westlake Parkway, Atlanta	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin Packaging	100.00%		154,464	0	-	154,464
Kennesaw 75	3850-3900 Kennesaw Prkwy, Kennesaw	Clorox Services Company, Builders Specialties, LLC	100.00%		178,467	0	-	178,467
6485 Crescent Drive	I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries, Inc., Prime Choice Properties, Inc.	20.00%	(1)(3)	72,092	288,368	-	360,460
Georgia Total:	# of Properties: 8				1,609,559	610,411	-	2,219,970

Tennessee
Crowfarn Drive Warehouse	Crowfarn Dr. at Getwell Rd., Memphis	Diamond Comic Distributors, Inc, Acorn International	20.00%	(1)(3)	31,770	127,079	-	158,849
Outland Business Center	Outland Center Dr., Memphis	Vistar Corporation, TricorBraun, Quest Communications Corporation, Kuehne & Nagel, Inc., Concentra	20.00%	(1)(3)	82,028	328,110	-	410,138
Southpoint I & II	Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Wynit	100.00%		570,940	0	-	570,940
Tennessee Total:	# of Properties: 3				684,738	455,189	-	1,139,927

Texas
Midpoint I-20 Distribution Center	New York Avenue and Arbrook Boulevard, Arlington	DHL, INX International	100.00%		253,165	0	-	253,165
Randol Mill Place	Randol Mill Road, Arlington	American Institute of Intradermal Cosmetics, Protech Electronics, Inc.	100.00%		54,639	0	-	54,639
Braker 2 Business Center	Kramer Ln. at Metric Blvd., Austin	Home Team Pest Defense, MJC Electronics Corporation	100.00%		27,359	0	-	27,359
Corporate Center Park I and II	Putnam Dr. at Research Blvd., Austin	Phoenix – Lamar Corp, Apria Healthcare, Inc., Walgreen Co.	100.00%		119,452	0	-	119,452
Oak Hills Industrial Park	Industrial Oaks Blvd., Austin	Terracon, Inc., Vindicator Technologies, Nanocoolers, Inc.	100.00%		89,858	0	-	89,858
Rutland 10 Business Center	Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Technowood, Inc., Aramark, Liant Manufacturing	100.00%		54,000	0	-	54,000
Southpark A,B,C	East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc., EZ Corp, Inc., Viko Test Lab	100.00%		78,276	0	-	78,276
Southpoint Service Center	Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd.	100.00%		57,667	0	-	57,667
1625 Diplomat Drive	SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	100.00%		106,140	0	-	106,140
Midway Business Center	Midway at Boyington, Carrollton	ProSource, Luxury of Leather	100.00%		141,246	0	-	141,246
Manana Office Center	I-35 at Manana, Dallas	Omega Environmental Technologies, Dave & Busters, B&B Graphics Finishing Services	100.00%		223,128	0	-	223,128
Newkirk Service Center	Newkirk near N.W. Hwy., Dallas	Applied Industrial Technologies, AWC	100.00%		105,892	0	-	105,892
Northeast Crossing Office/Service Center	East N.W. Hwy. at Shiloh, Dallas	Capital Title, Garland Surgery Center	100.00%		78,700	0	-	78,700
Northwest Crossing Office/Service Center	N.W. Hwy. at Walton Walker, Dallas	Corporate Care, Magnum Cable Corp.	100.00%		126,984	0	-	126,984
Redbird Distribution Center	Joseph Hardin Drive, Dallas	Consolidated Container Company; Texwood Industries, L.P.	100.00%		110,839	0	-	110,839
Regal Distribution Center	Leston Avenue, Dallas	Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Global Industries Southwest	100.00%		202,559	0	-	202,559
Space Center Industrial Park	Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.00%		264,582	0	-	264,582
McGraw Hill Distribution Center	420 E. Danieldale Rd, DeSoto	McGraw Hill Companies, Inc.	100.00%		417,938	0	-	417,938
610 and 11th St. Warehouse	Loop 610 at 11th St.	Prefco Corp.	100.00%		104,975	0	-	104,975
610 and 11th St. Warehouse	Loop 610 at 11th St.	Iron Mountain, Luxury Motors	20.00%	(1)(3)	48,728	194,914	-	243,642
610/288 Business Park	Cannon Street	Palmer Logistics	20.00%	(1)(3)	59,085	236,341	-	295,426
Beltway 8 Business Park	Beltway 8 at Petersham Dr.	Terminix, Carrier Sales and Distribution, Odwalla, Inc.	100.00%		157,498	0	-	157,498
Blankenship Building	Kempwood Drive	Classic Printers	100.00%		59,729	0	-	59,729
Brookhollow Business Center	Dacoma at Directors Row	Surgeon's Management, Houston Digital Instruments, Pioneer Contract Services	100.00%		133,553	0	-	133,553
Central Park Northwest VI	Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc., Desktop Digital Printing, Inc.	100.00%		175,348	0	-	175,348
Central Park Northwest VII	Central Pkwy. at Dacoma	Lucent Technologies, Inc., Houston Graduate School of Theology	100.00%		103,602	0	-	103,602
Crosspoint Warehouse	Crosspoint	Foam Enterprises, LLC.	100.00%		72,505	0	-	72,505
Houston Cold Storage Warehouse	7080 Express Lane	Houston Central Industries, Inc.	100.00%		128,752	0	-	128,752
Jester Plaza Office Service Center	West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation	100.00%		100,605	0	-	100,605
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services, Veritas	20.00%	(1)(3)	43,898	175,591	-	219,489
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	100.00%		113,218	0	-	113,218
Lathrop Warehouse	Lathrop St. at Larimer St.	United D.C., Inc.	20.00%	(1)(3)	50,378	201,512	-	251,890
Navigation Business Park	Navigation at N. York	Packwell, Inc.	20.00%	(1)(3)	47,664	190,657	-	238,321

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Northway Park II	Loop 610 East at Homestead	Jet Lube, Inc.	20.00%	(1)(3)	60,697	242,786	-	303,483
Railwood F	Market at U.S. 90	Shell Oil Company	20.00%	(1)(3)	60,000	240,000	-	300,000
Railwood Industrial Park	Mesa at U.S. 90	Georgia Gulf, DSC Logistics	20.00%	(1)(3)	99,531	398,125	-	497,656
Railwood Industrial Park	Mesa at U.S. 90	SIG Southwest, Global Stainless Supply, Inc., Meridian IQ	100.00%		402,680	0	-	402,680
South Loop Business Park	S. Loop at Long Dr.	Plastic Plus Awards, Lumber Liquidators	50.00%	(1)(3)	46,225	46,225	-	92,450
Southport Business Park 5	South Loop 610	International Surface Preparation Group, Inc., Sandvik, Inc.	100.00%		160,653	0	-	160,653
Southwest Park II Service Center	Rockley Road	Bioassay Laboratory, Inc.	100.00%		67,700	0	-	67,700
Stonecrest Business Center	Wilcrest at Fallstone	Aztec Facility Services, Inc.	100.00%		110,641	0	-	110,641
Town & Country Commerce Center	I-10 at Beltway 8	Arizona Tile, Seitel	100.00%		206,000	0	-	206,000
West 10 Business Center II	Wirt Rd. at I-10	Summers Group, Inc.	100.00%		82,658	0	-	82,658
West Loop Commerce Center	W. Loop N. at I-10	Inter-Tel Technologies	100.00%		34,256	0	-	34,256
West-10 Business Center	Wirt Rd. at I-10	Aaron’s Office Furniture	100.00%		102,087	0	-	102,087
Westgate Service Center	Park Row Drive at Whiteback Dr.	Welltec, Inc.,Wood Group, 3M, Columbia Analytical Services, Inc.	100.00%		119,786	0	-	119,786
Freeport Commerce Center	Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc., Air Tiger Express	100.00%		50,590	0	-	50,590
Central Plano Business Park	Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Minarik Corp.	100.00%		137,785	0	-	137,785
Jupiter Service Center	Jupiter near Plano Pkwy., Plano	Interceramic Tile, Gemaire Distributors	100.00%		78,480	0	-	78,480
Sherman Plaza Business Park	Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store, Weingarten regional office	100.00%		101,137	0	-	101,137
Interwest Business Park	Alamo Downs Parkway, San Antonio	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.00%		219,245	0	-	219,245
Isom Business Park	919-981 Isom Road, San Antonio	Gate Gourmet, Gandi Innovations, Wells Fargo Bank	100.00%		175,200	0	-	175,200
O'Connor Road Business Park	O’Connor Road, San Antonio	Ingersoll Rand , TD Industries	100.00%		150,091	0	-	150,091
Freeport Business Center	13215 N. Promenade Blvd., Stafford	Fairfield Industries, Yokagawa, Gurwitch Industries	100.00%		251,385	0	-	251,385
Texas Total:	# of Properties: 49				6,628,789	1,926,151	-	8,554,940

Virginia
Enterchange at Northlake A	11900-11998 North Lakeridge Parkway, Ashland	Owens & Minor, VSE Corporation, FedEx Ground	100.00%		215,077	0	-	215,077
Enterchange at Northlake C	North Lakeridge Parkway & Northlake Park Dr, Ashland	Handleman Company, International Paper, Owens & Minor	20.00%	(1)(3)	58,623	234,492	-	293,115
Enterchange at Meadowville	2101 Bermuda Hundred Dr, Chester	Vacant	20.00%	(1)(3)	45,362	181,447	-	226,809
Enterchange at Walthall A & B	1900-1998 Ruffin Mill Rd, Colonial Heights	Mazda Motors of America, Inc., Xymid LLC, Central National-Gottesman, Inc.	20.00%	(1)(3)	121,356	485,424	-	606,780
Enterchange at Walthall C	1936-1962 Ruffin Mill Rd, Colonial Heights	PSS World Medical, Hill Phoenix	20.00%	(1)(3)	52,384	209,538	-	261,922
Enterchange at Walthall D	1700-1798 Ruffin Mill Rd, Colonial Heights	Recall, Jim's Formal Wear	100.00%		243,782	0	-	243,782
Interport Business Center A	4800-4890 Eubank Road, Richmond	Anderson News, LLC, HD Business LLC, Wyeth	20.00%	(1)(3)	89,482	357,930	-	447,412
Interport Business Center B	4700-4790 Eubank Road, Richmond	Mid South Building Supply, Inc., Alcoa, EGL Eagle Global Logistics, LP	20.00%	(1)(3)	23,600	94,400	-	118,000
Interport Business Center C	5300-5390 Laburnum Ave, Richmond	Sears Home Improvement Products, Inc., Ferguson	20.00%	(1)(3)	10,977	43,908	-	54,885
Virginia Total:	# of Properties: 9				860,643	1,607,139	-	2,467,782

Other

Operating Properties

Arizona
Arcadia Biltmore Plaza	Campbell Ave. at North 36th St., Phoenix	Endurance Rehab, Weingarten Realty Regional Office	100.00%		13,879	0	-	13,879
Arizona Total:	# of Properties: 1				13,879	0	-	13,879

Texas
1919 North Loop West	Hacket Drive at West Loop 610 North	State of Texas, Weingarten Realty Regional Office	100.00%		139,449	0	-	139,449
Citadel Plaza	Citadel Plaza Dr.	Weingarten Realty Investors Corporate Office	100.00%		13,460	0	-	13,460
Texas Total:	# of Properties: 2				152,909	0	-	152,909

Total Operating Properties	# of Properties: 377				46,359,242	11,864,725	9,530,599	67,754,563

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

New Development

Arizona
Gladden Farms	Lon Adams Rd at Tangerine Farms Rd		50.00%	(1)(2)	5,842	5,842	108,000	119,685
Mohave Crossroads	Bullhead Parkway at State Route 95, Bullhead City		100.00%	(2)	142,560	0	197,360	339,920
Raintree Ranch	Ray Road at Price Road, Chandler		100.00%	(2)	136,230	0	-	136,230
The Shoppes at Parkwood Ranch	Southern Avenue and Signal Butte Road, Mesa		100.00%	(2)	70,500	0	-	70,500
Arizona Total:	# of Properties: 4				355,132	5,842	305,360	666,335

California
Jess Ranch Marketplace	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.00%	(1)(2)(3)	99,208	99,208	93,696	292,111
Jess Ranch Phase III	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.00%	(1)(2)(3)	71,250	71,250	-	142,500
California Total:	# of Properties: 2				170,458	170,458	93,696	434,611

Colorado
River Point at Sheridan	Highway 77 and Highway 88, Sheridan		50.00%	(1)(2)(3)	27,444	27,444	327,000	381,888
The Gardens on Havana	Mississippi at Havana, Aurora		50.00%	(1)(2)(3)	74,796	74,796	142,500	292,091
Colorado Total:	# of Properties: 2				102,240	102,240	469,500	673,979

Florida
Clermont Landing	U.S. 27 & Steve's Road		55.00%	(1)(2)	55,674	45,551	104,175	205,400
Colonial Landing	East Colonial Dr. at Maguire Boulevard, Orlando		50.00%	(1)(2)	131,634	131,634	-	263,267
Curry Ford	Young Pines and Curry Ford Rd, Orange County		100.00%	(2)	-	0	-	-
Epic Village - St. Augustine	SR 207 at Rolling Hills Dr		70.00%	(1)(2)	1,853	794	53,625	53,625
Palm Coast Center	State Road 100 & Belle Terre Parkway, Palm Coast		50.00%	(1)(2)	74,177	74,177	179,476	327,830
Phillips Crossing	Interstate 4 and Sand Lake Road, Orlando		100.00%	(2)	120,190	0	-	120,190
Phillips Landing	Turkey Lake Rd., Orlando		100.00%	(2)	38,910	0	219,815	258,725
Florida Total:	# of Properties: 7				422,438	252,156	557,091	1,229,037

Georgia
South Fulton Town Center	NWC South Fulton Parkway @ Hwy 92, Union City		50.00%	(1)(2)	1,300	1,300	176,000	178,601
Georgia Total:	# of Properties: 1				1,300	1,300	176,000	178,601

Nevada
Decatur 215	Decatur at 215		50.00%	(1)(2)	21,250	21,250	132,362	174,862
Nevada Total:	# of Properties: 1				21,250	21,250	132,362	174,862

North Carolina
Southern Pines	U.S. 15-501 and Bruce Wood Rd, Southern Pines		100.00%	(2)	-	0	-	-
Surf City Crossing	Highway 17 and Highway 210, Surf City		75.00%	(1)(2)	36,567	12,189	-	48,756
Waterford Village	US Hwy 17 & US Hwy 74/76, Leland		75.00%	(1)(2)	50,170	16,723	-	66,893
North Carolina Total:	# of Properties: 3				86,737	28,912	-	115,649

Tennessee
Ridgeway Trace	Memphis		100.00%	(2)	-	0	137,740	137,740
Tennessee Total:	# of Properties: 1				-	0	137,740	137,740

Texas
Claywood Industrial Park	Clay at Hollister		100.00%	(2)	390,891	0	-	390,891

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Gateway Station	I-35W and McAlister Rd., Burleson		70.00%	(1)(2)	21,000	9,000	-	30,000
Horne Street Market	I-30 & Horne Street, Fort Worth		100.00%	(2)	42,267	0	-	42,267
Market at Nolana	Nolana Ave and 29th St., McAllen		50.00%	(1)(2)(3)	13,222	13,222	203,818	230,261
Market at Sharyland Place	U.S. Expressway 83 and Shary Road, Mission		50.00%	(1)(2)(3)	46,456	46,456	320,000	412,912
North Sharyland Towne Crossing	Shary Rd. at North Hwy. 83, Mission		50.00%	(1)(2)(3)	-	0	-	-
North Towne Plaza	U.S. 77 and 83 at SHFM 802, Brownsville		75.00%	(1)(2)	-	0	117,000	117,000
Railwood G	Mesa at U.S. 90		50.00%	(1)(2)(3)	105,425	105,425	-	210,850
Sharyland Towne Crossing	Shary Rd. at Hwy. 83, Mission		50.00%	(1)(2)(3)	172,234	172,234	131,909	476,376
Stevens Ranch	NEC SH 211 and Potranco Road, San Antonio		50.00%	(1)(2)	-	0	-	-
The Shoppes at Wilderness Oaks	US Hwy 281 at Wilderness Oaks		100.00%	(2)	-	0	-	-
Tomball Marketplace	FM 2920 and Future 249, Tomball		100.00%	(2)	5,000	0	85,000	90,000
Westover Square	151 and Ingram, San Antonio		66.70%	(1)(2)	-	0	-	-
Westwood Center	Culebra Road and Westwood Loop, San Antonio		100.00%	(2)	5,000	0	-	5,000
Texas Total:	# of Properties: 14				801,495	346,337	857,727	2,005,557

Utah
300 West Retail Center	Paxton Ave and 400 West St		31.80%	(1)(2)(3)	-	0	-	-
Utah Total:	# of Properties: 1				-	0	-	-

Washington
Village at Liberty Lake	E. Country Vista Dr. at N. Liberty Rd., Liberty Lake		50.00%	(1)(2)(3)	-	0	132,874	132,874
Washington Total:	# of Properties: 1				-	0	132,874	132,874

Total New Developments	# of Properties: 37				1,961,050	928,495	2,862,350	5,749,245

Unimproved Land

Arizona
Bullhead Parkway at State Route 95, Bullhead City								7,185
Arizona Total:								7,185

Louisiana
U.S. Highway 171 at Parish, DeRidder								462,000
70th St. at Mansfield Rd., Shrevesport								41,704
Louisiana Total:								503,704

North Carolina
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh								576,000
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								3,380,000
North Carolina Total:								3,956,000

Texas
Rock Prairie Rd. at Hwy. 6, College Station								2,371,764
River Pointe Drive at Interstate 45, Conroe								118,483
Leslie Rd. at Bandera Rd., Helotes								75,000
Bissonnet at Wilcrest, Houston								84,629
Citadel Plaza at 610 North Loop, Houston								137,000
East Orem								122,000
Kirkwood at Dashwood Drive, Houston								322,000
Mesa Road at Tidwell, Houston								35,898
Northwest Freeway at Gessner, Houston								213,292
West Little York at Interstate 45, Houston								161,000
West Loop North at Interstate 10, Houston								145,000

Weingarten Realty Investors
Property Listing at June 30, 2008
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Shaver at Southmore, Pasadena								17,000
9th Ave. at 25th St., Port Arthur								243,000
Highway 3 at Highway 1765, Texas City								201,000
Texas Total:								4,247,066

Total Unimproved Land								8,713,955